UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2015

Item 1. Reports to Stockholders.

Annual Report	8/31/2015

Oppenheimer Capital Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Index	Barclays U.S. Aggregate Bond Index	Reference Index
1-Year	-1.07%	-6.76%	0.36%	1.56%	1.41%

5-Year	7.18	5.92	16.03	2.98	7.73

10-Year	2.10	1.50	7.33	4.46	6.06

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of -1.1% during the reporting period. On a relative basis, the Fund underperformed its Reference Index, a customized weighted index comprised of 65% Barclays U.S. Aggregate Bond Index and 35% Russell 3000 Index, which returned 1.4%. Measured separately, the Barclays U.S. Aggregate Bond Index returned 1.6% and the Russell 3000 Index returned 0.4%. The Fund meaningfully outperformed the Morningstar Conservative Allocation peer group average, which returned -2.1%, by 100 basis points. The high grade fixed income and opportunistic strategies both generated good absolute returns during the period, and both outperformed the Barclays U.S. Aggregate Bond Index. The equity/equity-like strategy detracted from performance.

The Fund’s Class A shares paid four dividends during the period: $0.0618 per share in June 2015, $0.0616 per share in March 2015, $0.1216 per share in December 2014 and $0.0616 per share in September 2014. (The Fund’s Class A shares had a NAV of $9.62 per share on 8/31/15.) In addition, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of the index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of the index in those months. For the period

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from 4/15/09 through 8/31/15 (the time that Michelle Borré has been lead portfolio manager of the Fund), the Fund’s upside capture has been 98% of the Morningstar Conservative Allocation Category peer group and its downside capture has been 54%. This demonstrates that in up markets during this period, the Fund captured 98% of the upside of its peers, while in down markets it captured just 54% of the downside. In our view, these distributions, combined with our upside/downside capture ratios, are a testament to the Fund’s intelligent blending of multiple asset classes as well as its primary goal of total return, involving a combination of price appreciation, downside risk mitigation and income.

We believe the periodic sharp declines in the equity markets over the last two years, combined with spikes in volatility (including the dramatic decline in stocks and spike in volatility during August) suggest that investors should remain mindful of risk. Structural flaws in Europe and Japan remain unresolved and certain emerging markets continue to slow. Portions of the Eurozone are facing persistently slow growth combined with inflation that is well below their targets. Russia, Brazil and Canada are in recession today. In our view, elections in Greece, Turkey and Spain have increased geopolitical risk, and conflicts in both Syria and Ukraine could escalate. Several factors have helped to mask structural weaknesses that we believe remain unaddressed, including highly accommodative central bank policy around the world, the Federal Reserve’s (the “Fed”)

measured pace of tapering in 2014 and its delay in raising rates this year, relatively low market volatility and seemingly adequate liquidity. The Fund’s multi-asset class approach offers the flexibility to navigate what we see as a dynamic, unpredictable and still challenging environment.

The Fund seeks to deliver total return by providing a stream of income along with capital appreciation while attempting to mitigate downside risk. The Fund invests opportunistically in a broad range of securities across asset classes and capital structures. The portfolio is designed as a conservative investment vehicle with income, upside potential, strong risk-adjusted returns and low volatility. Our investment process combines top down and bottom up analysis both within and across asset classes. We are fundamentally driven and longer-term value oriented investors.

MARKET OVERVIEW

The global capital markets began to undergo several meaningful changes during the reporting period. Certain of these changes stem from the Fed’s decision to end its purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) under the most recent quantitative easing (“QE”) program in October 2014. That decision has led to a divergence of monetary policy that investors have never faced before. The QE program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low, but a primary benefit to investors turned out to be

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its contribution to asset price inflation. As the Fed tapered and then ended that program, other central banks stepped in to pick up the monetary stimulus slack. For example, the Bank of Japan (“BoJ”) accelerated its own QE program on 10/31/14, the same day that the Fed ended its program. The BoJ is currently executing open-ended QE by purchasing $65 billion per month of stocks and bonds. In addition, the European Central Bank (“ECB”) launched its own QE program in March 2015, and by doing so has moved its balance sheet from contraction to expansion. More specifically, the size of the ECB’s balance sheet contracted in 2014 as numerous borrowers under the Long-Term Refinancing Operation program repaid their funds early. In March, the ECB launched a program designed to expand its balance sheet by €1.1 trillion through monthly purchases of €60 billion in sovereign and other debt. For purposes of comparison, the Fed expanded its balance sheet by $1.1 trillion in 2013 and by $463 billion in 2014. Although the Fed stopped purchases under its most recent program a year ago, the combination of the ECB’s new QE program and the BoJ’s acceleration of its existing QE program will more than make up for the cessation of the Fed’s purchases, further adding to global liquidity in 2015. We do not expect this year-on-year acceleration in total global QE to continue indefinitely. Moreover, the results in Japan and the Eurozone have not been particularly impressive so far. Inflation has remained well below target and economic growth has remained anemic in both regions. In fact, real GDP in Japan actually turned negative (down 1.2%) in the second quarter of 2015.

As investors began to appreciate the broader implications of these changes in both monetary policy and liquidity, risk asset classes started to behave differently during the reporting period. For example, the S&P 500 Index delivered an average annual total return of 17.2% for the six years ending 12/31/14. However, for the past 12 months ending 8/31/15, the S&P 500 Index delivered a total return of just 0.5%. Year to date through August 31, 2015, the S&P 500 Index has generated a negative total return of 2.9%. Similarly, the MSCI Emerging Markets Index delivered an average annual total return of 12.1% for the six years ending 12/31/14. However, for the past 12 months ending 8/31/15, that Index has declined 22.9%. Other risk asset classes have come under pressure during the reporting period as well, with the Bloomberg Commodity Total Return Index falling 28.1%, WTI crude oil collapsing 48.7%, the Alerian MLP Index falling 29.3% and gold declining 11.7%.

More broadly, the reporting period was bookended by sharp selloffs in risk assets combined with spikes in volatility. For example, the S&P 500 Index sold off sharply in both October 2014 and August 2015, while the Chicago Board Options Exchange SPX Volatility Index (“VIX Index”) spiked in those same two months. The VIX Index was

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created in 1990, and since that time has only had seven spikes above 40, one of which occurred on 8/24/15. Similarly, the CBOE VVIX Index (“VVIX Index”), which measures the volatility of the VIX Index and was created in early 2012, spiked to its all-time high on 8/24/15. During the reporting period, the yield on the 10-year Treasury note oscillated widely between a high of 2.6% on 9/19/14 and a low of 1.6% on 1/30/15, but ended the period at 2.2% for a decline of just 12 basis points. Against this backdrop, the Barclays U.S. Aggregate Bond Index delivered a total return of just 1.6% during the period while the CS Leveraged Loan Index had a total return of 1.4% and the BofA Merrill Lynch U.S. High Yield Index delivered a total return of -3.1%. In other words, these bond indices delivered flat to negative returns with relatively high volatility. In our view, Treasuries could become less helpful to investors during market selloffs in part because they offer paltry yields, making the risk/reward tradeoff unattractive. Recent selloffs in the equity markets have seen less positive return associated with Treasuries than in the past.

One of the biggest surprises in the reporting period was the sharp rise in the U.S. dollar which started in mid-2014 as investors began to anticipate the end of QE3 and the resulting divergence of monetary policy in various countries. As the U.S. Dollar Index (“DXY Index”) climbed 15.8% during the period, commodities began falling, in part because a rising dollar makes commodities priced in U.S. dollars more expensive to foreign buyers. A rising dollar combined with slowing growth in China and the emerging markets, greater supply and falling demand revealed the severity of the weakness in commodities. The Bloomberg Commodity Total Return Index (22 commodities across 5 sectors) fell 28.1% during the period while WTI crude oil (the most heavily traded commodity by dollar volume) collapsed 48.7%. In addition, a sharply rising dollar is a significant headwind for U.S. companies selling goods and services to foreign buyers, which is part of the reason why S&P 500 earnings have fallen short of consensus expectations so far in 2015.

In our view, equity markets are exhibiting significantly increased volatility but are no longer rising consistently, and traditional fixed income investments are not providing as much ballast to diversified portfolios during a challenging market environment. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on markets of the last six years and a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the ability to take positions with short exposure which can actually profit from market declines. This kind of short exposure is available through the opportunistic strategy of the Fund.

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FUND REVIEW

Equity/equity-like strategy.  The Fund’s equity/equity-like strategy may include common stocks, high delta convertible bonds, preferred stocks and structured notes. This strategy generated a negative return and underperformed the Russell 3000 Index during the reporting period, although it outperformed the Morningstar Conservative Allocation peer group’s equity performance during the same period. The Fund’s underweight to equities negatively impacted results versus the Russell 3000 Index. The strongest contributors to performance during the period were our positions in UnitedHealth Group, Allergan and Altria Group, while the biggest detractors included Quanta Services, LyondellBasell and ConocoPhillips.

UnitedHealth Group (UNH) is the largest U.S. health insurance company with a diversified business model serving commercial insurance customers, government programs (e.g., Medicare Advantage and Medicaid) and International customers, among others. Despite the headwinds that it faced in 2014 from the implementation of the Affordable Care Act, UNH reported in January better-than-expected results for the fourth quarter of 2014 and forecasted accelerating growth in 2015 due to membership gains and disciplined management of medical costs. UNH also owns a fast-growing services business, Optum, which has increasingly become an earnings driver for the company. UNH significantly bolstered the prescription benefit management (PBM) portion of this business earlier in 2015 by agreeing to acquire publically traded Catamaran (CTRX) in March. The transaction, which closed in late July, created the third largest PBM company as measured by annual adjusted prescriptions, and the transaction is expected to be meaningfully accretive to UNH’s earnings in 2016 and beyond.

Allergan (AGN), formerly known as Actavis, is a specialty pharmaceuticals company that markets branded drugs for patients suffering from diseases principally in the central nervous system, gastroenterology, and women’s health categories. In February, the company reported strong results for the fourth quarter of 2014 that exceeded expectations and management raised its earnings per share guidance for 2015. In March, the company announced the completion of its acquisition of Allergan, a branded pharmaceutical company, and assumed the name Allergan going forward. This acquisition creates one of the world’s top 10 pharmaceutical companies by revenue and AGN is expected to have leading positions in the eye care, neuroscience, medical aesthetics/dermatology, women’s health, and gastroenterology businesses. The company expects the transaction to generate double-digit accretion to adjusted earnings per share within the first twelve months and to generate strong operating cash flow going forward. Allergan recently announced the sale of its generic business, which sells approximately 1,000 generic and branded generic pharmaceutical products globally, to Teva Pharmaceuticals for approximately $40.5 billion. That transaction is expected to

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close in the first quarter of 2016, and will allow the company to pursue additional opportunities in its growing branded pharmaceuticals business.

Altria (MO) manufactures and sells cigarettes and tobacco products. The company benefited from variety of factors during the reporting period. First, the domestic cigarette industry continues to benefit from a disciplined competitive environment which has resulted in continued price increases. Second, the combination of a steadily improving domestic economy and lower gasoline prices has resulted in better-than-anticipated industry sales volumes. Third, the company’s exclusively domestic exposure made it more attractive to consumer staples investors who were attempting to avoid the macro and currency volatility in international markets. Going forward, we are optimistic about the prospects for next-generation heat-not-burn cigarettes which could be a positive catalyst once Altria is able to shepherd the product through the regulatory process and gain approval for sale.

Quanta Services (PWR) is a pipeline and electric power engineering and construction company. Quanta detracted from performance during the period after the sharp drop in oil caused investors to reconsider potential risks in the company’s backlog as well as the future prospects for its energy pipeline construction business. The stock has also been under pressure after the company missed earnings expectations for three consecutive quarters as a result of adverse weather and permitting delays. These issues resulted in increased costs and pushed revenue recognition into 2016.

LyondellBasell Industries (LYB), a U.S.-based ethylene chemical producer, also detracted from performance. The stock was negatively impacted by lower oil prices as investors became concerned that a lower price of crude would negatively impact the company’s ethylene margins. In addition, investors worried that the natural gas/ethane cost advantage the company enjoys would be eroded by cheaper naphtha costs for its international competitors.

ConocoPhillips (COP), a U.S.-based oil and gas producer, detracted from performance as well. The stock underperformed primarily due to the decline in oil and natural gas prices that was driven by a combination of a strong U.S. dollar, concerns that a slowdown in China and the emerging markets would negatively impact economic growth, and global oversupply of oil. In addition, there were some concerns about COP’s ability to support dividend payments, given its negative cash flow profile through 2017, as the company works to reduce both capital spending and operating costs.

Opportunistic strategy.  In this strategy we seek asymmetric risk/reward opportunities and investments where the return profile has a low correlation to traditional investment strategies. We also seek investments which can help to achieve our broader fund objectives. At the end of the fiscal year, this

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strategy included investments in senior loans through Oppenheimer Master Loan Fund, LLC, ABS, corporate bonds, convertible securities and small positions (measured by market value) in derivatives. This strategy produced a solid absolute return and outperformed the Barclays U.S. Aggregate Bond Index during the reporting period. The Fund’s marginal underweight in the opportunistic strategy negatively impacted results versus that index. Among the top performers in this strategy were our long U.S. dollar / short Australian dollar, Japanese yen and euro positions, and our long positions in Oppenheimer Master Loan Fund, LLC and the corporate debt of Lukoil. The biggest detractors were our position in the corporate debt of Appvion, our position in gold and our swaptions on Japanese interest rates.

Long dollar / short AUD, JPY and EUR. We are short several different currencies relative to the U.S. dollar, including the Australian dollar (AUD), Japanese yen (JPY) and euro (EUR). The dollar strengthened relative to most other currencies during the reporting period as evidenced by the 15.8% rise in the DXY Index. A recovering U.S. economy resulted in the Fed’s tightening of monetary conditions by ending asset purchases under its most recent QE program in October 2014. The Fed also started preparing the markets for potential future rate hikes. Higher interest rates tend to attract capital to U.S. dollar assets and also tend to increase the value of the currency.

The Australian dollar weakened relative to the U.S. dollar during the period for several reasons. Declining prices for Australia’s primary commodity exports (e.g., iron ore, metallurgical coal and natural gas) resulted in lower economic growth, a larger current account surplus, and declining investments in the natural resource sector. These factors reduced demand for the Australian dollar. In response, the Australian central bank cut interest rates several times, thereby exacerbating the AUD’s weakness.

In both Europe and Japan, stagnating economic growth and declining inflation expectations caused central banks to ease monetary conditions through QE. The ECB launched a new QE program in March while the BoJ accelerated its existing program in October 2014. Simply put, these central banks issued euros and yen to buy financial assets (mostly government bonds), which decreased the supply of those bonds, increased their prices and reduced their yields. In addition, the QE programs increased the supply of these currencies, thereby driving down their value. This combination of increased QE in Europe and Japan, the cessation of QE in the U.S. and expectations of rising rates in the U.S. drove the dollar up versus both the euro and yen. In short, this normalization of monetary policy in the U.S. (at least on a relative basis) helped send the dollar higher against all three of these foreign currencies.

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Our position in the Oppenheimer Master Loan Fund, LLC also contributed to performance. Senior bank loans generated modest returns in what was a relatively volatile year for a typically low volatility asset class. Spreads for the asset class ranged from ~400 to 525 basis points during the period as concerns about oil prices and global growth resulted in periodic episodes of spread widening. Despite higher spreads, default rates remained modest (less than 2%) for the S&P LSTA Leveraged Loan Index. Ultimately, low default rates enabled coupon payments to offset the impact of ~85 basis points of spread widening.

Our holdings in the unsecured corporate debt of Lukoil contributed to performance as well. Lukoil, a Russian integrated oil company, was one of five firms targeted with sanctions as a result of Russia’s invasion of Ukraine. Although the 47% decline in the price of oil during the period decreased revenue significantly, several factors served to stabilize Lukoil’s credit fundamentals. The 72% decline in the Russian ruble versus the dollar substantially reduced both operating and capital costs for the company. Russian tariffs and taxes declined along with the drop in oil. Lukoil’s conservative capital structure limited the impact of declining cash flows. While leverage increased slightly so far in 2015, it remains below 1x EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), and although cash flow declined, interest coverage remains approximately 2x EBITDA, including the impact of capital expenditures. From a credit perspective, the company is quite solid in terms of cash flow coverage and asset values relative to debt. The Fund holds Lukoil debt that is denominated in U.S. dollars, so the weakness in the ruble is less of a concern, except for the fact that the company now owes more than it did previously.

Our position in the second lien bonds of Appvion Inc., a privately held paper manufacturer, detracted from performance during the period. The company manufactures carbonless and thermal paper. A portion of Appvion’s thermal paper business includes the manufacturing of low margin point-of-sale receipt paper. This market suffered from oversupply as a German competitor attempted to retake market share in the U.S. by selling at lower prices. Volumes and pricing for this paper were down substantially, adversely impacting Appvion’s ability to generate cash flow. In order to conserve cash and reduce leverage, Appvion sold its high-growth and high-margin microencapsulation business, thereby reducing its long-term growth potential. The price of these bonds fell substantially to reflect the increased risk associated with these developments.

Our long position in gold also detracted from performance as the yellow metal fell by 11.7% (or $151) to $1,134 per troy ounce. Commodities in general were under pressure during the period with the Bloomberg Commodity Total Return Index falling 28.2%.

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Gold and the other precious metals were no exception. Investors wrestled with the end of the Fed’s asset purchases under its latest QE program in October 2014, while at the same time the ECB was preparing to launch its own QE effort (which occurred in March 2015) and the BoJ accelerated its existing QE program, pumping more money into that economy. Partly as a result, the U.S. dollar rose sharply during the period, with the DXY Index climbing 15.8%. At the same time, inflation expectations fell while economic growth in China, the emerging markets and many developed markets slowed, and investors became concerned about a potentially hawkish change in U.S. monetary policy. All of these factors tend to be bearish for gold, and they helped to put pressure on pricing during the reporting period.

Finally, our position in Japanese interest rates also detracted from performance. This swaption position is designed to benefit from rising interest rates in Japan. More specifically, this is an option to enter into a swap and receive short term Japanese rates for 10 years. Slow economic growth in Japan caused the BoJ to conclude it could not reach its 2% inflation target without increasing its QE program significantly in October 2014. QE involves issuing Japanese yen to purchase financial assets in an effort to lower interest rates and stimulate economic activity. Despite a major effort to ease monetary conditions, the BoJ so far has been unable to stimulate substantial economic growth or drive inflation close to its 2% target. (In fact, real Japanese GDP in the second quarter of 2015 was negative, although a consumption tax hike did impact it.) This has resulted in market expectations of low nominal growth and low inflation for the indefinite future. These expectations imply low long-term interest rates, which negatively impacted the price of this swaption.

High grade fixed income strategy.  The high grade fixed income strategy generated solid absolute returns and outperformed the Barclays U.S. Aggregate Bond Index during the reporting period. This strategy continues to favor corporate bonds, mortgages and other securitized products over government debt.

The U.S. dollar climbed sharply against most major currencies during the reporting period. The yield in the 10-year Treasury note oscillated between a high of 2.65% (on 9/19/14) and a low of 1.64% (on 1/30/15) before ending the period at 2.22%, or 12 basis points below where it started. Against this backdrop, both domestic and international credit assets sold off late in 2014, with high yield debt (and to a lesser degree, senior bank loans) in the energy sector hit hard. Structured sectors like MBS issued by U.S. agencies, commercial mortgage-backed securities (“CMBS”) and ABS all held in relatively well, modestly outperforming Treasuries in late 2014. In contrast, investment grade corporate bonds experienced a more challenging period in late 2014 as the average corporate spread to

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Treasuries widened marginally. This was driven primarily by global growth concerns, geopolitical risk and uncertainty regarding central bank monetary policies. The Fund’s allocation to agency MBS contributed to performance early in the reporting period due to strong technicals and the “flight to quality” trade as credit sold off. Our positions in CMBS and ABS also contributed to performance in part because their solid yield levels were able to offset some modest spread widening.

STRATEGY & OUTLOOK

The macro environment remains complex and we continue to see numerous cross currents. While equities look interesting versus bonds in the mid to longer term, we see a shorter term disconnect between the strong performance in equities (prior to the August selloff), softness in earnings growth, and negative earnings revisions for the S&P 500 Index in 2015 and possibly 2016. (Consensus estimates at the start of the year called for S&P 500 earnings growth of 7% - 8% in 2015, but actual growth will likely be closer to 0; consensus estimates still call for approximately 10% earnings growth in 2016, which may prove too high again.) Simply put, the U.S. equity market moved meaningfully ahead of earnings growth in 2012-2014, and valuations climbed to the point where U.S. equities were no longer inexpensive. As a result, security selection has become even more important. In our view, volatility was likely to increase, which it did with a vengeance starting in August. Extremely accommodative monetary policy around the world has impacted all asset classes, including equities, and has been an important driver of rising asset prices during the last several years. This exceptional accommodation has continued in 2015 with at least 35 central banks cutting rates so far this year, and with several of them doing so multiple times.

Under these circumstances, we believe that any normalization of rates and/or the withdrawal of central bank stimulus could pressure risk asset prices significantly. We also believe that there is more risk lurking beneath the surface of the market than many investors recognize, but it has been masked by unusually accommodative monetary policy, unusually low interest rates, unusually low volatility and adequate market liquidity. Some of that risk became evident in the flare-up of the Greek debt crisis, the extraordinary backup in yields on the German bund during April, the 30% - 40% drop in Chinese equities (i.e., Shanghai Composite, Shenzhen Composite and ChiNext indices) in a matter of weeks in June, the Chinese yuan devaluation, the double digit drop in the S&P 500 during August, and sovereign debt downgrades in Brazil (to junk status) and Japan.

More broadly, Treasury rates seem range bound in the near term absent some exogenous shock, with yields oscillating between 1.5% - 3.0%, although a significant negative development in the emerging

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markets could push rates below the lower end of this range. In the longer run, however, we do not believe rates this low are sustainable. Over the past several quarters, economic growth has slowed and central banks around the world have resorted to increasingly aggressive and distorting monetary policy. This included large scale purchases of government bonds and other debt, which pushed the price of those securities up and the yield down. In addition, investors increasingly sought the safety of these securities, partly as a result of the macro risks they saw. As a result, zero interest rate policies morphed into negative interest rate policies. In fact, nominal rates were negative for several years out the yield curve in a host of countries, including Germany, Switzerland, Denmark and Sweden. However, we believe that these extreme conditions in rates markets may have finally bottomed and started to reverse. For example, the nominal yield on the 10-year German bund reached an all-time low of 7.5 basis points on 4/20/15. Seven weeks later, that yield had backed up to 98 basis points, effectively wiping out several decades’ worth of coupon payments in a matter of less than two months. As investor expectations about growth and inflation in the Eurozone start to rise, and following the third (but still temporary) bailout in Greece, and with government regulators intervening aggressively to stabilize Chinese equity markets and central banks pumping liquidity into their economies, we do not expect to see

10-year German bunds revisit single-digit yields in the foreseeable future. (The yield on the 10-year German bund was 0.51% as of 10/2/15.)

Thus far in 2015, central banks around the world have resorted to more aggressive monetary policy, including a constant parade of surprise interest rate cuts. In fact, central banks have cut interest rates over 50 times collectively this year, and over 700 times since 2008. Russia has been the most aggressive, cutting rates five times in 2015, followed by China/India (four times each) and Australia/Canada (twice each). Significantly, this means that three of the four BRICs have slashed rates a total of 13 times so far this year. In our view, these central banks are cutting rates because they are worried that growth may be slowing too much—and a low inflation environment gives them leeway to do so. China’s growth continues to slow and this is putting pressure on commodity prices due to demand weakness. The supply that is coming on was planned for a higher growth environment, but that supply will likely still come on due to its low cost nature.

In contrast, the Fed ended its latest QE program in October 2014, which has helped to send the dollar higher against many major currencies. Partly as a result of this, combined with slowing economies in China and numerous emerging markets as well as issues specific to the various regions in question, we hold positions that are long the U.S. dollar

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and short other currencies including the Australian dollar, Japanese yen and euro. We recently added several new positions that are designed to protect against the risk of further slowing in the emerging markets. These include a short position in the Chinese yuan (added before the devaluation of the yuan in August), a short position in the Thai baht and a credit default swap on the sovereign debt of Malaysia. In our view, the markets face a new paradigm of slower economic growth in China, and investors need to adjust to it. We also believe this relative divergence in monetary policy could ultimately feed through to interest rates. Currently, the moves that historically could have occurred in the rates markets are being pushed to the currency markets due to the central banks’ aggressive monetary policies holding rates low.

Although the U.S. economy remains stuck in first gear with average annual GDP growth of 1.79% over the last 6 1⁄2 years, that growth rate has been relatively attractive compared to certain other developed markets. We are mindful that economies around the world likely will not decouple so long as the engines of global growth are slowing. The yield on the 10-year Treasury at 1.99% (as of 10/2/15) is an order of magnitude higher than those in other parts of the developed world, with yields on 10-year German Bunds and 10-year Japanese Government Bonds at 0.51% and 0.31%, respectively, on that date. Japan is becoming more desperate as consumption falls and evidence mounts that Abenomics is not working as planned. That policy was designed to revive the Japanese economy with “three arrows.” The third arrow in the quiver—meaningful structural reform—is proving to be a significant challenge. The Japanese economy recently emerged from its fourth recession in six years, but real GDP turned negative again in the second quarter of 2015. In addition, the economy has not bounced back as expected from an increase in the consumption tax. The rate of basic wage growth in Japan was actually negative year-over-year for 2014, and inflation has remained stubbornly below the BoJ’s target of 2%. In our view, early evidence that the market is becoming disillusioned with Abenomics has centered on a weakening yen. (During the reporting period, the yen reached a 13-year low against the dollar.) Additional evidence will likely involve investors’ loss of faith in the supposed omnipotence of the BoJ and the efficacy of its continuing QE efforts. This could eventually lead investors to be less responsive to central bank talk and require more actions.

Against this backdrop, growth in parts of Europe is stagnating with numerous countries facing an increasing risk of deflation. Precisely because growth is so slow in the Eurozone, the ECB has now implemented its own form of QE six years after the U.S. first went down that path. Its recent Targeted Long Term Refinancing Operation program has not proved to be particularly effective thus far in restarting lending by banks. While we believe the ECB’s acceleration of QE and its balance sheet expansion could help inflate

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asset prices in the near term (precisely what occurred in early 2015), the real impediment to growth is the lack of meaningful structural reform over the past six years. Moreover, geopolitical risk remains elevated as evidenced by the flare-up of the debt crisis in Greece combined with election results favoring populist/separatist parties in Greece and Spain. (In our view, Greece is still at risk of becoming the first member to exit the Eurozone, despite having received its third bailout in the last five years.) In short, political instability in the Eurozone appears to be contained for now but it is by no means resolved. We believe a continuing wave of immigrants coming from the Middle East will only exacerbate tensions. More broadly, while a few economic green shoots are visible in the Eurozone, and that region likely has the best chance to demonstrate increasing momentum in the near term, we do not believe that positive developments in the Eurozone will be enough to offset slowing momentum in China, Japan and the emerging markets.

We believe the U.S. economy still has attractive growth potential in certain areas. A variety of changes in technology could create a host of winners and losers, and could drive growth for companies that are able to successfully implement and harness the power of new technologies. There are pockets of innovation in different industries including consumer discretionary, pharmaceuticals and technology. Nonetheless, we are mindful that U.S. equity valuations were pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansions. In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher P/E multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000. While valuations have come down somewhat following the equity selloff in the third quarter of 2015, they have not fallen to a level that we would consider compelling. Furthermore, we believe that volatility has been artificially restrained over the last several years by highly accommodative monetary policy, but this started to change in August with sharp spikes in both the VIX and VVIX indices, and could remain elevated on a more sustained basis now that the Fed has ended its purchases under QE3 and monetary policy is diverging significantly. In the past few years, whenever equities sold off, buyers typically stepped in quickly because valuations were still relatively attractive. Since valuations are less attractive today, selloffs could be steeper and it could take longer for buyers to appear. Moreover, banking regulations are significantly stricter, the fixed income markets are a lot less liquid, and banks are taking on much less risk. Under these circumstances, we believe that any softness in the markets could lead to more volatility on the fixed income side than we have seen in recent years, which is partly evident from the 101 basis point swing (peak to trough) in the yield on 10-year Treasuries during the reporting period.

15      OPPENHEIMER CAPITAL INCOME FUND

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a low return world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk will be of greater value to investors in a low return world, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager	Krishna Memani Portfolio Manager

16      OPPENHEIMER CAPITAL INCOME FUND

Portfolio Positioning

PORTFOLIO POSITIONING BY STRATEGY

	Long	Short	Net
High-Grade Fixed Income Strategy	43.5%	-2.4%	41.1%
Equity Strategy	31.0	-3.8	27.2
Opportunistic Strategy	30.7	-11.8	18.9
HIGH-GRADE FIXED INCOME STRATEGY
	Long	Short	Net
U.S. Agency Mortgage-Backed Securities	12.7%	–%	12.7%
Corporate Bonds/Corporate Exposure	17.5	–	17.5
Asset-Backed Securities	5.7	–	5.7
Commercial Mortgage-Backed Securities	1.8	–	1.8
Non-Agency Mortgage-Backed Securities	2.2	–	2.2
U.S. Treasuries	3.4	-2.4	1.0
U.S. Agencies	0.1	–	0.1
TOP TEN EQUITY HOLDINGS
	Long	Short	Net
Lockheed Martin Corp.	1.2%	–%	1.2%
Starwood Property Trust, Inc.	1.0	–	1.0
Honeywell International, Inc.	1.0	–	1.0
Altria Group, Inc.	1.0	–	1.0
Novatris AG, ADR	0.9	–	0.9
UnitedHealth Group, Inc.	0.8	–	0.8
ACE Ltd.	0.8	–	0.8
BCE, Inc.	0.8	–	0.8
Wells Fargo & Co.	0.8	–	0.8
Roche Holding AG	0.7	–	0.7

17      OPPENHEIMER CAPITAL INCOME FUND

OPPORTUNISTIC STRATEGY

	Long	Short	Net
Senior Loans	16.4%	–%	16.4%
Asset-Backed Securities	6.8	–	6.8
Corporate Bonds	3.1	–	3.1
Commodities	0.8	–	0.8
Low Delta Convertible Bonds	0.8	–	0.8
Low Delta Preferred Stock	0.3	–	0.3
Derivatives	2.5	-11.8	-9.3

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of August 31, 2015. Holdings exclude cash and cash equivalents. As of August 31, 2015, the Fund held approximately 11.7% in cash. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding.

18      OPPENHEIMER CAPITAL INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OPPEX)	12/1/70	-1.07%	7.18%		2.10%
Class B (OPEBX)	8/17/93	-1.79%	6.23%		1.56%
Class C (OPECX)	11/1/95	-1.89%	6.31%		1.26%
Class I (OCIIX)	12/27/13	-0.65%	3.14%	*	N/A
Class R (OCINX)	3/1/01	-1.32%	6.86%		1.75%
Class Y (OCIYX)	1/28/11	-0.82%	6.22%	*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OPPEX)	12/1/70	-6.76%	5.92%		1.50%
Class B (OPEBX)	8/17/93	-6.59%	5.91%		1.56%
Class C (OPECX)	11/1/95	-2.85%	6.31%		1.26%
Class I (OCIIX)	12/27/13	-0.65%	3.14%	*	N/A
Class R (OCINX)	3/1/01	-1.32%	6.86%		1.75%
Class Y (OCIYX)	1/28/11	-0.82%	6.22%	*	N/A

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index

19      OPPENHEIMER CAPITAL INCOME FUND

comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

20      OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21      OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During 6 Months Ended August 31, 2015

Class A	$1,000.00	$979.00	$4.90

Class B	1,000.00	975.70	8.70

Class C	1,000.00	975.00	8.70

Class I	1,000.00	981.00	2.75

Class R	1,000.00	977.60	6.15

Class Y	1,000.00	980.10	3.70

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.27	5.00

Class B	1,000.00	1,016.43	8.88

Class C	1,000.00	1,016.43	8.88

Class I	1,000.00	1,022.43	2.81

Class R	1,000.00	1,019.00	6.28

Class Y	1,000.00	1,021.48	3.78

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.98%

Class B	1.74

Class C	1.74

Class I	0.55

Class R	1.23

Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

22      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS August 31, 2015

	Shares	Value

Common Stocks—28.1%

Consumer Discretionary—2.0%

Hotels, Restaurants & Leisure—0.5%

Brinker International, Inc.	264,084	$14,030,783

Media—0.8%

Cinemark Holdings, Inc.	388,640	13,816,152

DISH Network Corp., Cl. A1	132,955	7,880,243

		21,696,395

Multiline Retail—0.7%

Macy’s, Inc.	155,687	9,124,815

Target Corp.	99,409	7,725,073

		16,849,888

Consumer Staples—1.6%

Beverages—0.4%

Coca-Cola Co. (The)	277,110	10,895,965

Tobacco—1.2%

Altria Group, Inc.	469,255	25,142,683

Philip Morris International, Inc.	76,610	6,113,478

		31,256,161

Energy—1.4%

Energy Equipment & Services—0.2%

Schlumberger Ltd.	77,600	6,003,912

Oil, Gas & Consumable Fuels—1.2%

Canadian Natural Resources Ltd.	121,200	2,731,514

Chevron Corp.	66,830	5,412,562

ConocoPhillips	79,420	3,903,493

EOG Resources, Inc.	75,500	5,912,405

Exxon Mobil Corp.	38,420	2,890,721

Noble Energy, Inc.	161,260	5,387,696

Valero Energy Corp.	67,730	4,019,098

		30,257,489

Financials—5.6%

Capital Markets—0.3%

Goldman Sachs Group, Inc. (The)	37,810	7,130,966

Commercial Banks—1.7%

Citigroup, Inc.	126,500	6,765,220

JPMorgan Chase & Co.	91,000	5,833,100

M&T Bank Corp.	107,410	12,700,159

Wells Fargo & Co.	374,240	19,958,219

		45,256,698

Insurance—1.5%

ACE Ltd.	202,470	20,684,335

Allstate Corp. (The)	209,140	12,188,679

Unum Group	247,380	8,297,125

		41,170,139

23      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Investment Trusts (REITs)—2.1%

American Assets Trust, Inc.	205,000	$7,896,600

Blackstone Mortgage Trust, Inc., Cl. A	605,710	16,772,110

Macerich Co. (The)	48,190	3,671,114

Outfront Media, Inc.	5,769	130,553

Starwood Property Trust, Inc.	1,263,430	26,885,790

		55,356,167

Health Care—4.9%

Biotechnology—0.3%

Baxalta, Inc.[1]	182,000	6,397,300

Health Care Equipment & Supplies—0.3%

Baxter International, Inc.	145,440	5,592,168

Medtronic plc	43,020	3,109,916

		8,702,084

Health Care Providers & Services—1.8%

Express Scripts Holding Co.[1]	93,810	7,842,516

HCA Holdings, Inc.[1]	37,829	3,276,748

UnitedHealth Group, Inc.	187,314	21,672,230

Universal Health Services, Inc., Cl. B	115,866	15,889,863

		48,681,357

Pharmaceuticals—2.5%

Allergan plc[1]	31,230	9,485,800

Merck & Co., Inc.	293,570	15,808,745

Novartis AG, ADR	235,090	22,855,450

Roche Holding AG	67,338	18,267,285

		66,417,280

Industrials—4.9%

Aerospace & Defense—2.6%

Honeywell International, Inc.	259,700	25,780,419

Lockheed Martin Corp.	155,720	31,327,750

Northrop Grumman Corp.	77,180	12,637,453

		69,745,622

Airlines—0.1%

United Continental Holdings, Inc.[1]	40,946	2,332,694

Commercial Services & Supplies—1.1%

Republic Services, Inc., Cl. A	405,350	16,611,243

Tyco International plc	339,470	12,319,366

		28,930,609

Construction & Engineering—0.3%

Quanta Services, Inc.[1]	367,170	8,900,201

Machinery—0.3%

Flowserve Corp.	173,840	7,845,399

Road & Rail—0.2%

Union Pacific Corp.	57,130	4,898,326

24      OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Trading Companies & Distributors—0.3%

AerCap Holdings NV1	173,046	$7,274,854

Information Technology—3.3%

Communications Equipment—1.3%

Cisco Systems, Inc.	185,922	4,811,661

Juniper Networks, Inc.	508,561	13,075,103

QUALCOMM, Inc.	237,780	13,453,593

Telefonaktiebolaget LM Ericsson, ADR	431,311	4,209,595

		35,549,952

Internet Software & Services—0.6%

Google, Inc., Cl. A1	23,550	15,256,161

IT Services—0.4%

International Business Machines Corp.	62,990	9,315,591

Semiconductors & Semiconductor Equipment—0.4%

Xilinx, Inc.	267,282	11,196,443

Technology Hardware, Storage & Peripherals—0.6%

Apple, Inc.	137,655	15,521,978

Materials—1.8%

Chemicals—1.2%

Celanese Corp., Series A, Cl. A	173,153	10,499,998

LyondellBasell Industries NV, Cl. A	167,286	14,282,879

Methanex Corp.	168,000	6,847,680

		31,630,557

Containers & Packaging—0.6%

Packaging Corp. of America	97,540	6,545,909

Sonoco Products Co.	246,590	9,695,919

		16,241,828

Telecommunication Services—1.0%

Diversified Telecommunication Services—1.0%

AT&T, Inc.	167,750	5,569,300

BCE, Inc.	503,650	20,367,606

		25,936,906

Utilities—1.6%

Electric Utilities—1.2%

Edison International	183,720	10,743,946

NextEra Energy, Inc.	96,395	9,486,232

PPL Corp.	354,791	10,994,973

		31,225,151

Multi-Utilities—0.4%

CMS Energy Corp.	343,350	11,255,013

Total Common Stocks (Cost $737,230,212)		743,159,869

Preferred Stocks—0.2%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,933,815

25      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Preferred Stocks (Continued)

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	$4,756,680

Total Preferred Stocks (Cost $6,345,341)		6,690,495

	Principal Amount

Asset-Backed Securities—11.7%

Auto Loan—5.0%

American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[3]	$ 1,272,563	1,276,699
Series 2014-1,Cl. B, 2.39%, 11/12/19[3]	2,585,000	2,590,629
Series 2014-2,Cl. B, 2.26%, 3/10/20[3]	725,000	726,850
Series 2014-3,Cl. B, 2.43%, 6/10/20[3]	3,110,000	3,115,181
Series 2014-4,Cl. B, 2.60%, 10/12/20[3]	875,000	876,536
Series 2015-1,Cl. B, 2.85%, 2/12/21[3]	2,395,000	2,401,365

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[3]	1,885,000	1,935,186
Series 2012-4,Cl. D, 2.68%, 10/9/18	2,570,000	2,600,463
Series 2012-5,Cl. D, 2.35%, 12/10/18	2,750,000	2,769,272
Series 2013-2,Cl. E, 3.41%, 10/8/20[3]	1,735,000	1,758,734
Series 2013-3,Cl. E, 3.74%, 12/8/20[3]	930,000	949,156
Series 2013-4,Cl. D, 3.31%, 10/8/19	415,000	424,858
Series 2013-5,Cl. D, 2.86%, 12/9/19	3,125,000	3,174,797
Series 2014-1,Cl. D, 2.54%, 6/8/20	1,205,000	1,208,866
Series 2014-1,Cl. E, 3.58%, 8/9/21	600,000	605,255
Series 2014-2,Cl. D, 2.57%, 7/8/20	2,795,000	2,780,329
Series 2014-2,Cl. E, 3.37%, 11/8/21	1,735,000	1,731,913
Series 2014-4,Cl. D, 3.07%, 11/9/20	1,860,000	1,866,653
Series 2015-2,Cl. D, 3.00%, 6/8/21	425,000	424,377
Series 2015-3,Cl. D, 3.34%, 8/8/21	1,210,000	1,215,899

California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	1,105,000	1,114,735
Series 2014-2,Cl. C, 3.29%, 3/15/21	415,000	416,190
Series 2014-4,Cl. C, 3.56%, 9/15/21	625,000	628,592

Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	725,000	727,331
Series 2013-4,Cl. D, 3.22%, 5/20/19	505,000	512,321
Series 2014-1,Cl. D, 3.39%, 7/22/19	580,000	590,182
Series 2014-3,Cl. D, 3.14%, 2/20/20	900,000	907,230
Series 2015-1,Cl. D, 3.16%, 8/20/20	1,020,000	1,022,411
Series 2015-2,Cl. C, 2.67%, 8/20/20	1,010,000	1,007,443

CarFinance Capital Auto Trust:
Series 2013-2A,Cl. B, 3.15%, 8/15/19[3]	2,460,000	2,493,642
Series 2014-1A,Cl. A, 1.46%, 12/17/18[3]	299,145	298,781
Series 2015-1A,Cl. A, 1.75%, 6/15/21[3]	1,190,128	1,191,276

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	655,000	654,112
Series 2015-3,Cl. D, 3.27%, 3/15/22	1,215,000	1,220,180

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[3]	449,198	451,961
Series 2014-A,Cl. A, 1.21%, 8/15/18[3]	1,145,791	1,144,742
Series 2014-C,Cl. A, 1.31%, 2/15/19[3]	1,133,937	1,133,868

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	167,749	168,532

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[3]	980,000	979,700

26      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Auto Loan (Continued)

Credit Acceptance Auto Loan Trust: (Continued)
Series 2013-2A,Cl. B, 2.26%, 10/15/21[3]	$ 2,360,000	$ 2,376,934
Series 2014-1A,Cl. B, 2.29%, 4/15/22[3]	1,290,000	1,297,964
Series 2014-2A,Cl. B, 2.67%, 9/15/22[3]	910,000	914,946
Series 2015-1A,Cl. C, 3.30%, 7/17/23[3]	1,405,000	1,416,376
Series 2015-2A,Cl. B, 3.04%, 8/15/23[3]	2,225,000	2,224,555

Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[4]	1,550,000	1,556,076
Series 2015-BA,Cl. C, 2.76%, 7/15/21[3]	1,950,000	1,946,121

DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[3]	874,560	875,729
Series 2013-1A,Cl. D, 3.74%, 5/15/20[3]	750,000	754,479
Series 2013-2A,Cl. D, 4.18%, 6/15/20[3]	2,390,000	2,437,352
Series 2014-1A,Cl. D, 3.98%, 1/15/21[3]	1,785,000	1,806,071
Series 2014-2A,Cl. D, 3.68%, 4/15/21[3]	2,745,000	2,753,208
Series 2014-3A,Cl. D, 4.47%, 11/15/21[3]	1,240,000	1,261,265
Series 2015-1A,Cl. C, 2.87%, 11/16/20[3]	1,100,000	1,106,810

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[3]	185,000	185,575
Series 2014-1A,Cl. B, 2.42%, 1/15/19[3]	1,160,000	1,166,218
Series 2014-1A,Cl. C, 3.57%, 7/15/19[3]	1,160,000	1,172,625
Series 2014-2A,Cl. A, 1.06%, 8/15/18[3]	207,220	206,768
Series 2014-2A,Cl. B, 2.17%, 5/15/19[3]	2,000,000	2,009,463
Series 2014-2A,Cl. C, 3.26%, 12/16/19[3]	565,000	563,909

First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[3]	280,825	282,074
Series 2012-1A,Cl. D, 5.65%, 4/15/18[3]	770,000	778,113
Series 2013-3A,Cl. B, 2.32%, 10/15/19[3]	1,840,000	1,850,560
Series 2013-3A,Cl. C, 2.91%, 1/15/20[3]	785,000	789,343
Series 2013-3A,Cl. D, 3.67%, 5/15/20[3]	580,000	582,522
Series 2014-1A,Cl. D, 3.28%, 4/15/21[3]	1,705,000	1,687,480
Series 2014-3A,Cl. D, 3.85%, 2/15/22[3]	860,000	864,541

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[3]	547,315	545,681
Series 2014-2,Cl. A, 1.43%, 12/16/19[3]	1,208,586	1,204,123

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,505,000	1,505,655

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[3]	1,045,216	1,044,589

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.499%, 10/25/19[3,5]	705,000	699,441

Santander Drive Auto Receivables Trust:
Series 2012-4,Cl. D, 3.50%, 6/15/18	2,785,000	2,838,118
Series 2012-6,Cl. D, 2.52%, 9/17/18	3,340,000	3,359,681
Series 2013-1,Cl. C, 1.76%, 1/15/19	2,455,000	2,459,148
Series 2013-1,Cl. D, 2.27%, 1/15/19	895,000	899,236
Series 2013-2,Cl. D, 2.57%, 3/15/19	1,260,000	1,276,905
Series 2013-3,Cl. D, 2.42%, 4/15/19	535,000	538,591
Series 2013-4,Cl. D, 3.92%, 1/15/20	1,750,000	1,799,688
Series 2013-4,Cl. E, 4.67%, 1/15/20[3]	2,055,000	2,135,619
Series 2013-5,Cl. D, 2.73%, 10/15/19	2,450,000	2,479,630
Series 2013-A,Cl. E, 4.71%, 1/15/21[3]	1,530,000	1,586,722
Series 2014-1,Cl. C, 2.36%, 4/15/20	3,985,000	4,013,120

27      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust: (Continued)
Series 2014-1,Cl. D, 2.91%, 4/15/20	$ 1,025,000	$1,034,566
Series 2014-4,Cl. D, 3.10%, 11/16/20	1,875,000	1,882,549
Series 2015-1,Cl. D, 3.24%, 4/15/21	1,600,000	1,606,895
Series 2015-2,Cl. D, 3.02%, 4/15/21	1,750,000	1,725,540
Series 2015-3,Cl. D, 3.49%, 5/17/21	2,240,000	2,259,028
Series 2015-4,Cl. D, 3.53%, 8/16/21	1,815,000	1,814,371

SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[3]	600,000	605,191
Series 2014-1A,Cl. A, 1.03%, 9/17/18[3]	250,947	251,038
Series 2014-1A,Cl. D, 2.88%, 1/15/20[3]	730,000	732,621

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[3]	525,000	524,488
Series 2015-1A,Cl. D, 3.53%, 3/15/22[3]	1,075,000	1,075,327

United Auto Credit Securitization Trust:
Series 2014-1,Cl. D, 2.38%, 10/15/18[3]	870,000	865,402
Series 2015-1,Cl. D, 2.92%, 6/17/19[3]	1,410,000	1,415,498

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[3]	775,000	770,268
Series 2014-2A,Cl. D, 2.86%, 7/15/21[3]	940,000	940,696
Series 2015-2A,Cl. C, 2.45%, 1/15/21[3]	1,420,000	1,422,435

		133,275,184

Credit Card—0.1%

Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	2,300,000	2,304,552

Equipment—0.4%

CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[3]	3,429,658	3,422,628
Series 2014-2A,Cl. A, 3.38%, 10/18/29[3]	2,543,750	2,543,861

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[3]	2,429,167	2,451,504

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	291,519	289,236

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	842,801	845,481

		9,552,710

Home Equity Loan—3.3%

American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[3]	2,435,000	2,445,519

Bear Stearns Structured Products Trust:
Series 2007-EMX1,Cl. A2, 1.499%, 3/25/37[3,5]	5,900,000	5,444,679
Series 2007-EMX1,Cl. M1, 2.199%, 3/25/37[3,5]	8,000,000	7,201,000

GSAMP Trust, Series 2005-HE4, Cl. M3, 0.719%, 7/25/45[5]	13,300,000	10,994,871

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.649%, 12/25/35[5]	5,480,000	4,918,892

Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.579%, 12/25/35[5]	12,287,000	10,492,287

New Century Home Equity Loan Trust:
Series 2005-1,Cl. M2, 0.919%, 3/25/35[5]	14,107,844	12,496,587
Series 2005-2,Cl. M3, 0.689%, 6/25/35[5]	5,500,000	4,535,800

RAMP Trust, Series 2006-EFC1, Cl. M2, 0.599%, 2/25/36[5]	5,490,000	4,535,130

28      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Home Equity Loan (Continued)

SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 0.649%, 10/25/35[5]	$6,129,000	$5,075,884

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.519%, 5/25/37[3,5]	20,097,577	18,440,954

TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[3]	1,640,500	1,650,094
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[3]	449,425	446,857

		88,678,554

Loans: Other—2.9%

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.454%, 5/10/32[4,5]	11,861,738	11,713,466

Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.468%, 6/15/32[4,5]	35,593,826	29,589,147
Series 2007-1A,Cl. G2, 0.478%, 6/15/32[4,5]	8,942,274	7,667,999

Blade Engine Securitization Ltd.:
Series 2006-1A,Cl. A1, 1.198%, 9/15/41[4,5]	1,534,452	1,112,478
Series 2006-1A,Cl. B, 3.198%, 9/15/41[4,5]	6,821,352	2,540,954
Series 2006-1AW,Cl. A1, 0.498%, 9/15/41[4,5]	21,098,718	15,402,064

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	1,898,839	1,892,609

Raspro Trust, Series 2005-1A, Cl. G, 0.681%, 3/23/24[4,5]	7,351,853	7,094,538

		77,013,255

Total Asset-Backed Securities (Cost $311,656,426)		310,824,255

Mortgage-Backed Obligations—17.5%

Government Agency—12.7%

FHLMC/FNMA/FHLB/Sponsored—9.0%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	584,146	608,306
5.00%, 12/1/34	67,164	74,703
6.00%, 5/1/18	123,175	127,053
6.50%, 7/1/28-4/1/34	173,222	198,069
7.00%, 10/1/31	209,391	232,034
8.00%, 4/1/16	801	805
9.00%, 8/1/22-5/1/25	12,215	13,495

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 10.512%, 4/1/27[6]	132,091	31,178
Series 192,Cl. IO, 4.771%, 2/1/28[6]	42,668	8,462
Series 243,Cl. 6, 0.00%, 12/15/32[6,7]	142,025	25,501

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,987,226	4,053,442

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.201%, 6/1/26[8]	46,029	43,342

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	100,086	114,570
Series 2043,Cl. ZP, 6.50%, 4/15/28	443,025	493,626
Series 2053,Cl. Z, 6.50%, 4/15/28	89,299	102,205
Series 2279,Cl. PK, 6.50%, 1/15/31	185,633	213,710
Series 2326,Cl. ZP, 6.50%, 6/15/31	80,591	90,074

29      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2426,Cl. BG, 6.00%, 3/15/17	$168,768	$174,054
Series 2427,Cl. ZM, 6.50%, 3/15/32	312,397	359,167
Series 2461,Cl. PZ, 6.50%, 6/15/32	425,481	491,572
Series 2564,Cl. MP, 5.00%, 2/15/18	1,061,799	1,102,942
Series 2585,Cl. HJ, 4.50%, 3/15/18	604,752	629,390
Series 2626,Cl. TB, 5.00%, 6/15/33	483,613	522,124
Series 2635,Cl. AG, 3.50%, 5/15/32	105,886	110,591
Series 2707,Cl. QE, 4.50%, 11/15/18	562,727	586,694
Series 2770,Cl. TW, 4.50%, 3/15/19	73,806	76,960
Series 3010,Cl. WB, 4.50%, 7/15/20	348,319	365,573
Series 3025,Cl. SJ, 24.025%, 8/15/35[5]	53,899	81,842
Series 3030,Cl. FL, 0.598%, 9/15/35[5]	727,378	729,442
Series 3645,Cl. EH, 3.00%, 12/15/20	37,809	38,824
Series 3741,Cl. PA, 2.15%, 2/15/35	2,297,747	2,332,613
Series 3815,Cl. BD, 3.00%, 10/15/20	65,199	66,658
Series 3822,Cl. JA, 5.00%, 6/15/40	290,950	310,837
Series 3840,Cl. CA, 2.00%, 9/15/18	49,706	50,282
Series 3848,Cl. WL, 4.00%, 4/15/40	925,398	978,271
Series 3857,Cl. GL, 3.00%, 5/15/40	73,685	76,452
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,841,919	1,842,495

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 48.824%, 3/15/29[6]	122,171	25,196
Series 2796,Cl. SD, 48.046%, 7/15/26[6]	174,124	36,066
Series 2815,Cl. PT, 0.00%, 11/15/32[6,7]	1,675,042	113,339
Series 2920,Cl. S, 46.768%, 1/15/35[6]	1,011,073	197,201
Series 2922,Cl. SE, 4.495%, 2/15/35[6]	245,754	47,078
Series 2937,Cl. SY, 14.319%, 2/15/35[6]	3,119,834	622,128
Series 2981,Cl. AS, 0.00%, 5/15/35[6,7]	2,145,980	382,565
Series 3201,Cl. SG, 2.455%, 8/15/36[6]	887,468	165,502
Series 3397,Cl. GS, 13.429%, 12/15/37[6]	518,866	103,349
Series 3424,Cl. EI, 7.165%, 4/15/38[6]	224,152	36,197
Series 3450,Cl. BI, 6.719%, 5/15/38[6]	1,208,841	202,787
Series 3606,Cl. SN, 0.00%, 12/15/39[6,7]	520,651	95,501

Federal National Mortgage Assn.:
3.00%, 9/15/30[9]	33,640,000	34,898,873
3.50%, 9/14/45[9]	18,285,000	18,949,611
4.00%, 9/1/45[9]	90,500,000	96,138,587
4.50%, 9/1/30[9]	1,390,000	1,444,003
5.00%, 9/1/45[9]	21,195,000	23,370,799
6.00%, 9/1/45[9]	6,075,000	6,869,652

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,152,011	2,268,522
5.00%, 3/1/21	130,086	135,811
5.50%, 2/1/35-4/1/39	1,975,968	2,216,217
6.50%, 5/1/17-11/1/31	754,436	847,062
7.00%, 11/1/17-7/1/35	47,848	52,684
7.50%, 1/1/33-3/1/33	2,309,801	2,805,700
8.50%, 7/1/32	7,559	8,194

30      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 18.683%, 6/25/23[6]	$292,178	$56,031
Series 252,Cl. 2, 37.966%, 11/25/23[6]	276,031	57,885
Series 303,Cl. IO, 33.017%, 11/25/29[6]	115,594	29,348
Series 308,Cl. 2, 26.624%, 9/25/30[6]	264,610	45,858
Series 320,Cl. 2, 7.441%, 4/25/32[6]	982,861	263,817
Series 321,Cl. 2, 0.00%, 4/25/32[6,7]	738,243	156,586
Series 331,Cl. 9, 15.702%, 2/25/33[6]	281,189	62,952
Series 334,Cl. 17, 10.684%, 2/25/33[6]	155,877	31,818
Series 339,Cl. 12, 0.00%, 6/25/33[6,7]	539,220	122,556
Series 339,Cl. 7, 0.00%, 11/25/33[6,7]	646,191	131,815
Series 343,Cl. 13, 0.00%, 9/25/33[6,7]	530,930	99,019
Series 343,Cl. 18, 0.00%, 5/25/34[6,7]	153,640	29,208
Series 345,Cl. 9, 0.00%, 1/25/34[6,7]	246,232	50,307
Series 351,Cl. 10, 0.00%, 4/25/34[6,7]	176,163	33,272
Series 351,Cl. 8, 0.00%, 4/25/34[6,7]	299,182	57,418
Series 356,Cl. 10, 0.00%, 6/25/35[6,7]	219,393	45,880
Series 356,Cl. 12, 0.00%, 2/25/35[6,7]	107,679	20,584
Series 362,Cl. 13, 0.00%, 8/25/35[6,7]	381,898	75,315
Series 364,Cl. 16, 0.00%, 9/25/35[6,7]	449,702	91,367
Series 365,Cl. 16, 0.00%, 3/25/36[6,7]	1,105,359	220,436

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	253,447	280,724
Series 1998-61,Cl. PL, 6.00%, 11/25/28	127,068	144,080
Series 1999-54,Cl. LH, 6.50%, 11/25/29	193,150	220,403
Series 2001-51,Cl. OD, 6.50%, 10/25/31	345,419	386,301
Series 2003-100,Cl. PA, 5.00%, 10/25/18	1,680,245	1,756,267
Series 2003-130,Cl. CS, 13.701%, 12/25/33[5]	214,008	251,677
Series 2003-28,Cl. KG, 5.50%, 4/25/23	624,890	681,299
Series 2003-84,Cl. GE, 4.50%, 9/25/18	107,068	111,354
Series 2004-101,Cl. BG, 5.00%, 1/25/20	279,512	285,590
Series 2004-25,Cl. PC, 5.50%, 1/25/34	297,401	312,615
Series 2005-104,Cl. MC, 5.50%, 12/25/25	3,156,276	3,452,303
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,680,525
Series 2005-73,Cl. DF, 0.449%, 8/25/35[5]	1,588,300	1,595,635
Series 2006-11,Cl. PS, 23.836%, 3/25/36[5]	169,978	259,391
Series 2006-46,Cl. SW, 23.468%, 6/25/36[5]	128,976	174,638
Series 2006-50,Cl. KS, 23.469%, 6/25/36[5]	256,752	388,138
Series 2006-50,Cl. SK, 23.469%, 6/25/36[5]	43,620	64,519
Series 2008-75,Cl. DB, 4.50%, 9/25/23	452,088	468,836
Series 2009-113,Cl. DB, 3.00%, 12/25/20	1,244,698	1,273,476
Series 2009-36,Cl. FA, 1.139%, 6/25/37[5]	423,824	434,306
Series 2009-37,Cl. HA, 4.00%, 4/25/19	553,211	569,554
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,838,456	1,889,444
Series 2010-43,Cl. KG, 3.00%, 1/25/21	522,201	536,234
Series 2011-15,Cl. DA, 4.00%, 3/25/41	228,210	238,825
Series 2011-3,Cl. EL, 3.00%, 5/25/20	2,057,314	2,105,631
Series 2011-3,Cl. KA, 5.00%, 4/25/40	1,016,655	1,113,529
Series 2011-38,Cl. AH, 2.75%, 5/25/20	53,844	54,920
Series 2011-82,Cl. AD, 4.00%, 8/25/26	1,080,714	1,117,576

31      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 25.638%, 3/17/31[6]	$97,047	$12,921
Series 2001-65,Cl. S, 21.78%, 11/25/31[6]	256,882	59,340
Series 2001-81,Cl. S, 17.594%, 1/25/32[6]	67,952	17,235
Series 2002-47,Cl. NS, 24.981%, 4/25/32[6]	160,573	38,553
Series 2002-51,Cl. S, 25.164%, 8/25/32[6]	147,428	35,396
Series 2002-52,Cl. SD, 33.193%, 9/25/32[6]	207,859	50,515
Series 2002-60,Cl. SM, 24.109%, 8/25/32[6]	219,904	44,562
Series 2002-7,Cl. SK, 20.812%, 1/25/32[6]	66,369	13,811
Series 2002-75,Cl. SA, 26.189%, 11/25/32[6]	315,308	80,000
Series 2002-77,Cl. BS, 21.065%, 12/18/32[6]	136,544	32,283
Series 2002-77,Cl. SH, 28.593%, 12/18/32[6]	102,036	22,732
Series 2002-89,Cl. S, 45.708%, 1/25/33[6]	510,215	139,940
Series 2002-9,Cl. MS, 19.888%, 3/25/32[6]	88,044	20,300
Series 2002-90,Cl. SN, 25.014%, 8/25/32[6]	113,237	22,947
Series 2002-90,Cl. SY, 31.139%, 9/25/32[6]	54,743	10,929
Series 2003-33,Cl. SP, 23.419%, 5/25/33[6]	291,699	70,066
Series 2003-46,Cl. IH, 0.00%, 6/25/23[6,7]	555,176	73,548
Series 2004-54,Cl. DS, 37.161%, 11/25/30[6]	203,104	40,072
Series 2004-56,Cl. SE, 9.484%, 10/25/33[6]	400,777	79,853
Series 2005-12,Cl. SC, 8.275%, 3/25/35[6]	116,555	28,849
Series 2005-19,Cl. SA, 45.537%, 3/25/35[6]	2,373,194	521,113
Series 2005-40,Cl. SA, 46.847%, 5/25/35[6]	520,258	98,529
Series 2005-52,Cl. JH, 1.216%, 5/25/35[6]	1,274,443	241,158
Series 2005-6,Cl. SE, 55.335%, 2/25/35[6]	918,309	172,477
Series 2005-93,Cl. SI, 16.79%, 10/25/35[6]	618,058	109,162
Series 2008-55,Cl. SA, 0.00%, 7/25/38[6,7]	319,110	46,753
Series 2009-8,Cl. BS, 0.00%, 2/25/24[6,7]	343,123	18,396
Series 2012-134,Cl. SA, 11.519%, 12/25/42[6]	3,604,942	897,818
Series 2012-40,Cl. PI, 0.00%, 4/25/41[6,7]	4,070,000	687,049

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.885%, 9/25/23[8]	113,921	108,143

		236,713,694

GNMA/Guaranteed—3.7%

Government National Mortgage Assn. I Pool, 8.50%, 8/15/17-12/15/17	11,218	11,644

Government National Mortgage Assn. II, 3.50%, 9/20/45[9]	92,905,000	96,740,957

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 57.265%, 2/16/32[6]	271,450	51,942
Series 2002-41,Cl. GS, 15.781%, 6/16/32[6]	109,513	16,615
Series 2002-76,Cl. SY, 51.722%, 12/16/26[6]	659,265	132,182
Series 2007-17,Cl. AI, 18.213%, 4/16/37[6]	2,082,507	404,685
Series 2011-52,Cl. HS, 9.167%, 4/16/41[6]	2,410,949	470,692

		97,828,717

32      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Non-Agency—4.8%

Commercial—3.6%

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.493%, 7/20/36[5]	$3,921,894	$3,680,073
Series 2014-R7,Cl. 3A1, 2.631%, 3/26/36[4,5]	3,632,764	3,707,236

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[3,5]	1,145,188	1,161,772

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[5]	2,532,007	2,548,204
Series 2005-9,Cl. A1, 2.66%, 10/25/35[5]	1,616,014	1,594,664

Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 1.204%, 6/25/35[5]	4,681,394	4,333,618

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.438%, 1/25/36[5]	1,394,127	1,315,204

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.604%, 4/10/46[3,5]	800,000	748,901

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[5]	4,102,481	4,069,520

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.727%, 10/15/45[3,5]	180,000	177,688
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[3,5]	1,650,000	1,585,091
Series 2013-CR7,Cl. D, 4.493%, 3/10/46[3,5]	2,075,000	1,947,830
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,370,000	4,500,903

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[6,7]	5,892,264	497,605

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[5]	1,600,000	1,604,530

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	1,673,271	1,317,354
Series 2009-13R,Cl. 4A1, 2.722%, 9/26/36[3,5]	345,153	347,236

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[3,5]	260,000	281,502

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 0.849%, 11/25/35[5]	805,348	601,040

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.541%, 11/25/46[3,5]	175,000	177,804
Series 2013-K25,Cl. C, 3.743%, 11/25/45[3,5]	350,000	339,085
Series 2013-K26,Cl. C, 3.723%, 12/25/45[3,5]	460,000	443,807
Series 2013-K27,Cl. C, 3.616%, 1/25/46[3,5]	400,000	390,059
Series 2013-K28,Cl. C, 3.614%, 6/25/46[3,5]	2,460,000	2,317,587
Series 2013-K502,Cl. C, 3.297%, 3/25/45[3,5]	720,000	730,339
Series 2013-K712,Cl. C, 3.484%, 5/25/45[3,5]	730,000	725,271
Series 2013-K713,Cl. C, 3.274%, 4/25/46[3,5]	480,000	474,203
Series 2014-K715,Cl. C, 4.264%, 2/25/46[3,5]	155,000	157,510
Series 2015-K44,Cl. B, 3.811%, 1/25/48[3,5]	2,005,000	1,949,940

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,5]	1,836,561	1,713,464

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.876%, 7/25/35[5]	435,288	431,064

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.568%, 12/15/47[3,5]	2,500,000	2,365,100

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[5]	3,920,000	4,025,375
Series 2012-C6,Cl. E, 5.372%, 5/15/45[3,5]	2,035,000	2,022,040

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.596%, 7/25/35[5]	1,391,195	1,396,764

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.722%, 9/26/36[3,5]	1,319,313	1,321,742
Series 2009-5,Cl. 1A2, 2.738%, 7/26/36[3,5]	1,391,643	1,228,885

33      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	$1,825,000	$1,892,032
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,180,000	1,183,838

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.813%, 11/15/45[3,5]	2,095,000	2,080,045
Series 2013-C7,Cl. D, 4.437%, 2/15/46[3,5]	1,245,000	1,201,338
Series 2013-C8,Cl. D, 4.309%, 12/15/48[3,5]	485,000	462,695
Series 2014-C14,Cl. B, 4.804%, 2/15/47[5]	80,000	85,410
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,683,063

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,325,000	2,434,981

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.974%, 11/26/36[3,5]	1,906,229	1,447,446

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.382%, 6/26/46[3,5]	2,247,630	2,266,609

RAMP Trust, Series 2005-RS6, Cl. M4, 0.849%, 6/25/35[5]	5,700,000	4,965,105

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.365%, 7/26/45[3,5]	382,960	383,321

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.407%, 8/25/34[5]	851,109	846,286

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.046%, 5/10/63[3,5]	240,000	240,956

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Cl. AM, 5.519%, 12/15/44[5]	665,000	666,191

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.352%, 12/25/35[5]	908,177	881,961
Series 2005-AR16,Cl. 1A1, 2.348%, 12/25/35[5]	1,018,421	966,841

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.687%, 6/25/35[5]	2,838,550	2,907,792
Series 2005-AR15,Cl. 1A6, 2.725%, 9/25/35[5]	1,002,094	957,965
Series 2006-AR7,Cl. 2A4, 2.732%, 5/25/36[5]	212,164	202,751
Series 2006-AR8,Cl. 2A4, 2.674%, 4/25/36[5]	563,333	552,098
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	548,555	567,719
Series 2007-AR3,Cl. A4, 5.778%, 4/25/37[5]	41,564	40,673
Series 2007-AR8,Cl. A1, 2.639%, 11/25/37[5]	897,263	794,322

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.605%, 12/15/45[3,5]	890,000	858,461
Series 2012-C7,Cl. E, 4.994%, 6/15/45[3,5]	500,000	498,865
Series 2012-C8,Cl. E, 5.038%, 8/15/45[3,5]	2,790,000	2,807,827
Series 2013-C11,Cl. D, 4.32%, 3/15/45[3,5]	278,000	266,512
Series 2013-C15,Cl. D, 4.63%, 8/15/46[3,5]	625,000	587,918

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[3,6,7]	17,771,205	815,743

		95,776,774

Multi-Family—0.1%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.725%, 9/25/35[5]	1,916,502	1,876,724
Series 2006-AR2,Cl. 2A3, 2.631%, 3/25/36[5]	451,094	446,377

		2,323,101

34      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Residential—1.1%

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.979%, 6/25/35[5]	$4,000,000	$3,701,920

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	280,541	258,970
Series 2007-C,Cl. 1A4, 5.174%, 5/20/36[5]	277,807	261,877

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	832,179	762,026

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[5]	2,303,856	2,291,176

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.999%, 11/25/34[5]	3,544,506	3,232,246

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.309%, 7/25/36[5]	410,007	404,379

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	975,491	935,191
Series 2006-6,Cl. A3, 6.00%, 4/25/36	431,694	417,938

Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	1,144,052	1,075,380
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	4,162,037	3,906,650

Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 2.104%, 8/25/34[5]	981,926	871,651

GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[5]	15,351	15,243

Home Equity Mortgage Trust:
Series 2005-HF1,Cl. A2B, 0.899%, 2/25/36[5]	265,255	259,621
Series 2005-HF1,Cl. A3B, 0.899%, 2/25/36[5]	199,788	195,544

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.509%, 7/25/35[5]	617,107	574,690

RAMP Trust, Series 2005-RS2, Cl. M4, 0.919%, 2/25/35[5]	4,469,000	4,030,426

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.42%, 10/25/33[5]	716,834	734,606

Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Cl. 2A2, 2.636%, 4/25/35[5]	5,172,960	5,202,141

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.827%, 10/25/36[5]	577,596	563,909

		29,695,584

Total Mortgage-Backed Obligations (Cost $456,646,259)		462,337,870

U.S. Government Obligations—0.3%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	2,429,000	2,438,060

United States Treasury Nts.:
0.75%, 2/28/18	202,000	201,008
1.50%, 5/31/19[10]	4,530,000	4,558,254

Total U.S. Government Obligations (Cost $7,173,054)		7,197,322

Non-Convertible Corporate Bonds and Notes—20.4%

Consumer Discretionary—2.5%

Auto Components—0.0%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	763,000	706,329

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	409,000	406,214

		1,112,543

35      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Automobiles—0.6%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	$1,238,000	$1,803,339

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	5,078,000	4,914,793

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	2,106,000	2,261,623

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	2,330,000	2,343,395

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	616,000	610,720

Hyundai Capital America:
1.45% Sr. Unsec. Nts., 2/6/17[3]	1,960,000	1,956,266
4.00% Sr. Unsec. Nts., 6/8/17[3]	371,000	385,010

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[3]	1,502,000	1,527,037

		15,802,183

Hotels, Restaurants & Leisure—0.3%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	560,000	562,493

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	1,973,000	1,974,304

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	336,000	342,946

Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,440,000	1,429,095

Wyndham Worldwide Corp.:
2.95% Sr. Unsec. Nts., 3/1/17	451,000	455,742
6.00% Sr. Unsec. Nts., 12/1/16	1,797,000	1,887,797

		6,652,377

Household Durables—0.2%

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	780,000	780,000
4.75% Sr. Unsec. Nts., 5/30/25	1,551,000	1,512,225

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	2,362,000	2,332,475

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	521,387
1.65% Sr. Unsec. Nts., 11/1/17	510,000	509,449

		5,655,536

Leisure Equipment & Products—0.1%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,268,197

Media—0.8%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	875,000	987,232

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[3]	718,000	714,179
6.484% Sr. Sec. Nts., 10/23/45[3]	1,200,000	1,220,274

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,410,467

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	888,000	908,191

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	311,000	318,741
9.15% Debs., 2/1/23	560,000	733,839

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,042,000	1,038,020

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	2,306,000	2,300,235

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[3]	433,000	441,543

36      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Media (Continued)

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	$2,308,000	$2,341,826

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	1,157,000	1,113,953

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,347,481

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	828,000	663,981

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	835,000	844,355

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	2,350,000	2,285,375

		19,669,692

Multiline Retail—0.1%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[3]	2,190,000	2,304,975

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	767,000	725,403

		3,030,378

Specialty Retail—0.2%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,142,000	2,286,585

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	758,000	805,509

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,050,575

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,082,745

		6,225,414

Textiles, Apparel & Luxury Goods—0.2%

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	2,370,000	2,331,487

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,277,000	2,282,693

		4,614,180

Consumer Staples—1.4%

Beverages—0.3%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,646,000	2,476,149

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,205,000	2,260,125

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[3]	1,944,000	1,985,009
4.25% Sr. Unsec. Nts., 7/15/22[3]	1,390,000	1,445,344

		8,166,627

Food & Staples Retailing—0.2%

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	628,000	671,416
5.30% Sr. Unsec. Nts., 12/5/43	529,000	570,243

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	1,084,000	1,142,397
6.50% Sr. Unsec. Nts., 6/15/17	278,000	300,021

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	2,083,000	2,266,864
6.90% Sr. Unsec. Nts., 4/15/38	546,000	686,843

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,256,000	1,269,885

		6,907,669

37      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Food Products—0.6%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	$1,920,000	$1,959,915
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,178,442

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,358,053

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[3]	1,804,000	1,802,663

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	538,000	549,632

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[3]	1,228,000	1,248,337
5.20% Sr. Unsec. Nts., 7/15/45[3]	279,000	293,846

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	2,296,000	2,284,520

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	753,000	752,870
6.60% Sr. Unsec. Nts., 4/1/16	1,728,000	1,782,333

		15,210,611

Household Products—0.0%

Colgate-Palmolive Co., 4% Sr. Unsec. Nts., 8/15/45	128,000	125,849

Tobacco—0.3%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,277,000	2,050,347

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	2,365,000	2,355,566

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	1,054,000	1,143,045
6.75% Sr. Unsec. Nts., 6/15/17	1,795,000	1,942,779

		7,491,737

Energy—2.2%

Energy Equipment & Services—0.2%

Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	543,000	526,802

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	921,000	927,244

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	1,532,000	1,521,691

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	174,000	153,213

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[3]	2,330,000	2,329,588

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	600,000	460,663

		5,919,201

Oil, Gas & Consumable Fuels—2.0%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,047,000	1,142,271

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	722,000	663,892

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,262,000	1,183,109

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	1,043,000	1,100,962

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	888,000	876,132
5.90% Sr. Unsec. Nts., 2/1/18	999,000	1,075,943

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	651,000	563,489

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,267,000	1,225,227

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,052,309

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[3]	1,265,000	1,208,113

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[3]	1,290,000	1,291,701

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,012,000	934,985

38      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	$1,842,000	$1,815,116
4.40% Sr. Unsec. Nts., 4/1/24	534,000	511,528

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	697,000	630,500
4.90% Sr. Unsec. Nts., 5/15/46	246,000	222,738

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,296,000	1,386,338

Kinder Morgan Energy Partners LP, 4.10% Sr. Unsec. Nts., 11/15/15	790,000	794,004

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[3]	2,444,000	2,523,887

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	14,000,000	14,085,400

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	1,216,000	1,127,840

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]	2,066,000	2,088,426
5.45% Sr. Unsec. Nts., 10/14/21[3]	1,851,000	1,948,544

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	460,000	410,888

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,068,000	2,190,384

Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	1,713,000	1,595,776

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	1,625,000	1,592,859

Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	1,307,000	1,201,645

Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	458,000	386,281
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,123,605
4.75% Sr. Unsec. Nts., 3/15/24	924,000	940,494

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,466,000	1,424,863

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	1,850,000	1,935,487

		53,254,736

Financials—7.2%

Capital Markets—1.5%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	1,842,000	1,841,611

Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[3]	120,000	112,400
5.00% Sr. Unsec. Nts., 6/15/44[3]	2,067,000	2,098,026

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	3,046,000	3,037,648

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	2,380,000	2,305,830

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[5,11]	5,993,000	4,417,440

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	1,704,000	1,685,118
5.70% Jr. Sub. Perpetual Bonds, Series L5,11	2,246,000	2,262,845

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[3]	1,900,000	1,827,821

Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	562,000	531,267
4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,766,652

Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[5,11]	6,000,000	4,717,500

39      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Capital Markets (Continued)

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	$1,340,000	$1,276,397
5.00% Sub. Nts., 11/24/25	2,167,000	2,283,303
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,087,651
5.45% Jr. Sub. Perpetual Bonds, Series H5,11	2,330,000	2,314,389

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	2,337,000	2,353,046

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,656,622

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[5,11]	3,098,000	3,152,215

		40,727,781

Commercial Banks—3.0%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[3]	2,387,000	2,392,645

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,446,535

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	1,904,000	1,812,703

Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45	1,905,000	1,902,259
6.675% Sub. Nts., 9/13/43	1,056,000	1,309,390
5.95% Jr. Sub. Perpetual Bonds, Series D5,11	2,338,000	2,295,331

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[3,5,11]	2,353,000	2,300,057

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	1,714,000	1,722,131

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[4,5,11]	1,965,000	2,257,294

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	2,179,000	2,219,423

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[5]	4,460,000	4,487,875

HSBC Holdings plc, 4.25% Sub. Nts., 8/18/25	512,000	507,691

JPMorgan Chase & Co.:
7.90% Jr. Sub. Perpetual Bonds, Series 1[5,11]	4,500,000	4,730,625
6.75% Jr. Sub. Perpetual Bonds, Series S5,11	1,947,000	2,056,519

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[3,5,11]	125,000	140,000
6.657% Jr. Sub. Perpetual Bonds[3,5,11]	1,913,000	2,149,734

Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	1,896,000	1,896,482
6.45% Sub. Nts., 6/26/37	1,608,000	1,895,005

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	155,000	193,774

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U5,11	2,200,000	2,340,250

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,5,11]	2,175,000	2,245,688

SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	1,987,000	2,016,272
5.625% Jr. Sub. Perpetual Bonds[5,11]	2,289,000	2,306,168

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[5,11]	11,000,000	10,848,750

Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[5,11]	849,000	869,164
7.98% Jr. Sub. Perpetual Bonds, Series K5,11	18,000,000	19,237,500
5.90% Jr. Sub. Perpetual Bonds, Series S5,11	1,844,000	1,850,915

		80,430,180

40      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Consumer Finance—0.4%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	$1,903,000	$2,260,231

Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	1,920,000	1,787,608
5.55% Jr. Sub. Perpetual Bonds[5,11]	2,358,000	2,348,427

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,945,000	1,847,505
3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,575,537

		9,819,308

Diversified Financial Services—0.3%

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18[3]	609,000	612,581

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[3]	2,361,000	2,391,513

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	1,191,000	1,180,486

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[5]	2,235,000	2,268,525

		6,453,105

Insurance—1.2%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,808,000	1,847,653

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	1,728,000	1,792,778

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[3]	2,276,000	2,316,429
4.85% Sr. Unsec. Nts., 8/1/44[3]	1,313,000	1,251,861

MetLife, Inc.:
5.25% Jr. Sub. Perpetual Bonds[5,11]	1,672,000	1,667,820
10.75% Jr. Sub. Nts., 8/1/39	10,000,000	15,855,000

Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[5]	1,281,000	1,258,582
5.375% Jr. Sub. Nts., 5/15/45[5]	576,000	570,419

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	2,173,000	2,198,263

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[5,11]	1,340,000	1,058,600

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[4,5]	2,238,000	2,321,925

		32,139,330

Real Estate Investment Trusts (REITs)—0.7%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	997,475
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,178,248

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	2,255,000	2,226,812

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	2,017,000	2,229,438

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	678,000	719,377

Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	475,936

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	2,003,000	2,272,604

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,394,000	1,347,261

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,312,000	1,373,509

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	1,188,000	1,240,047

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	258,000	277,085

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	794,210

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	1,997,000	1,992,399

		17,124,401

41      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Real Estate Management & Development—0.1%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	$2,476,000	$2,393,150

Health Care—1.3%

Biotechnology—0.1%

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,200,000	1,194,746
5.00% Sr. Unsec. Nts., 8/15/45	325,000	328,077

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,154,000	1,322,507

		2,845,330

Health Care Equipment & Supplies—0.2%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,907,234
3.875% Sr. Unsec. Nts., 5/15/24	1,029,000	1,036,276

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,135,000	2,163,494

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	696,000	668,011

		5,775,015

Health Care Providers & Services—0.5%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,143,000	1,119,404

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	2,235,000	2,302,050

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	1,706,000	1,851,010

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	3,342,000	3,203,434

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	2,195,000	2,292,403

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	968,000	970,279

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	1,018,000	1,137,769

		12,876,349

Life Sciences Tools & Services—0.1%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	123,000	124,009

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	916,000	934,983
5.30% Sr. Unsec. Nts., 2/1/44	717,000	748,187

		1,807,179

Pharmaceuticals—0.4%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,169,000	1,151,827
4.70% Sr. Unsec. Nts., 5/14/45	468,000	456,532

Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,239,508
1.85% Sr. Unsec. Nts., 3/1/17	1,083,000	1,084,419
3.80% Sr. Unsec. Nts., 3/15/25	2,016,000	1,956,855
4.75% Sr. Unsec. Nts., 3/15/45	973,000	895,111

Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20	1,756,000	1,963,450
6.05% Sr. Unsec. Nts., 3/30/17	975,000	1,043,474

42      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Pharmaceuticals (Continued)

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	$1,929,000	$1,938,645

		11,729,821

Industrials—1.4%

Aerospace & Defense—0.1%

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	632,000	625,670
3.95% Sr. Unsec. Nts., 11/15/16	858,000	880,386

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	655,000	662,284

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	628,000	623,304
4.30% Sr. Unsec. Nts., 3/1/24	957,000	987,703

		3,779,347

Building Products—0.1%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,986,000	1,999,376

Commercial Services & Supplies—0.1%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,654,000	2,651,810

Electrical Equipment—0.0%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	1,678,000	1,654,928

Industrial Conglomerates—0.3%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B5,11	5,095,000	5,521,706

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	783,000	771,568
4.50% Sr. Unsec. Nts., 7/23/25	1,679,000	1,672,763

		7,966,037

Machinery—0.2%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	938,000	985,025

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,823,000	1,872,535

Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16	405,000	418,661

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	1,748,000	1,769,806

		5,046,027

Professional Services—0.1%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	1,948,000	1,962,018

Road & Rail—0.3%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	1,910,000	1,850,578

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[3]	669,000	614,051

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	1,960,000	1,876,361

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[3]	2,331,000	2,347,594

43      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Road & Rail (Continued)

Penske Truck Leasing Co. LP/PTL Finance Corp.: (Continued)
4.25% Sr. Unsec. Nts., 1/17/23[3]	$1,128,000	$1,145,175

		7,833,759

Trading Companies & Distributors—0.2%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	2,233,000	2,260,912

International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	2,123,000	2,295,494

		4,556,406

Information Technology—1.0%

Communications Equipment—0.0%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	1,628,000	1,437,807

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,152,000	2,344,116

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,620,000	2,749,006

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[3]	1,880,000	1,823,431

		6,916,553

Internet Software & Services—0.1%

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	2,385,000	2,408,850

IT Services—0.2%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,782,702
3.50% Sr. Unsec. Nts., 4/15/23	1,160,000	1,076,819

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	798,000	810,684
6.75% Sr. Unsec. Nts., 2/1/17	398,000	423,774

		4,093,979

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	621,000	638,564

Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25	2,545,000	2,373,213

		3,011,777

Software—0.2%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	705,000	706,681

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	2,270,000	2,275,675

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,588,000	1,600,831

		4,583,187

Technology Hardware, Storage & Peripherals—0.1%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,287,000	1,275,254

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	1,789,000	1,808,886

		3,084,140

Materials—1.2%

Chemicals—0.4%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	879,212
4.125% Sr. Unsec. Nts., 3/15/35	465,000	407,302

44      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Chemicals (Continued)

Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	$991,000	$996,812
4.65% Sr. Unsec. Nts., 10/15/44	565,000	533,254

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	653,000	655,929

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,340,000	1,312,769

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	2,260,000	2,346,162

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,901,000	1,837,585

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	620,714
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,131,626

		10,721,365

Construction Materials—0.2%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	1,625,000	1,600,817

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[3]	2,242,000	2,320,470

		3,921,287

Containers & Packaging—0.2%

Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	2,435,000	2,307,163

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	514,280
4.50% Sr. Unsec. Nts., 11/1/23	1,938,000	2,017,072

		4,838,515

Metals & Mining—0.2%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	582,385

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	762,000	586,740

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[3]	1,988,000	1,987,129

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[3]	410,000	373,123

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	549,204

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	1,113,000	1,002,840

		5,081,421

Paper & Forest Products—0.2%

Appvion, Inc., 9% Sec. Nts., 6/1/20[3]	9,560,000	5,544,800

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	874,000	796,231

		6,341,031

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.9%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	3,531,000	3,020,898

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,652,000	2,410,687

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	2,278,000	2,286,201

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	2,138,000	2,194,238

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	355,000	331,915

45      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	$2,155,000	$1,955,662

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	634,000	644,393

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,186,000	1,357,970

Telefonica Emisiones SAU:
3.192%, 4/27/18	2,278,000	2,335,226
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	876,000	1,072,194

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	923,000	902,669
4.50% Sr. Unsec. Nts., 9/15/20	4,333,000	4,665,753
4.522% Sr. Unsec. Nts., 9/15/48	1,308,000	1,171,532
5.012% Sr. Unsec. Nts., 8/21/54	520,000	476,259

		24,825,597

Utilities—1.3%

Electric Utilities—0.8%

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[3]	579,000	593,996

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[3]	2,130,000	2,253,794

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	2,101,000	2,279,497

Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	2,341,000	2,348,871

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	1,670,000	1,655,860
5.30% Sr. Unsec. Nts., 7/1/43	510,000	537,426

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,351,000	2,338,965

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	400,249

PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,413,000	1,416,028
4.20% Sr. Sec. Nts., 6/15/22	678,000	711,272

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/213	2,185,000	2,426,713

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,219,280

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	1,522,000	1,516,944

		20,698,895

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	1,335,000	1,337,535

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	2,399,000	2,321,033

		3,658,568

Multi-Utilities—0.4%

Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	1,224,000	1,197,569

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	1,629,000	1,732,774

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,316,000	1,331,344
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,791,000	1,948,656

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	505,000	494,662

46      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Multi-Utilities (Continued)

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	$925,000	$869,847

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	926,000	934,701

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[3]	1,159,000	1,129,396

		9,638,949

Total Non-Convertible Corporate Bonds and Notes (Cost $541,153,782)		538,939,508

Convertible Corporate Bonds and Notes—0.8%

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[3]	18,500,000	19,702,500

SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	1,000,000	978,750
3.00% Cv. Sr. Unsec. Nts., 11/15/28	666,000	539,460

Total Convertible Corporate Bonds and Notes (Cost $21,464,848)		21,220,710

Corporate Loans—3.3%

AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/10/21[5]	13,541,096	13,531,576

Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 2.439%, 10/31/18[5]	9,801,000	9,841,253

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[5]	9,800,000	9,793,875

Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[5]	20,000,000	20,025,000

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[5]	17,511,840	17,199,919

International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[5]	17,000,000	17,010,625

Total Corporate Loans (Cost $87,628,328)		87,402,248

	Shares

Structured Securities—1.7%

Bank of America Merrill Lynch, Brinker International, Inc. Equity Linked Nts., 10/22/15[3]	222,185	12,186,357

Goldman Sachs Group, Inc. (The), Universal Health Services, Cl. B Equity Linked Nts., 11/12/15	40,930	5,650,854

Goldman Sachs International, Aercap Holdings NV Equity Linked Nts., 11/12/15	148,600	6,340,588

Goldman Sachs International, Allergan, Inc. Equity Linked Nts., 11/12/15	23,890	7,327,897

Goldman Sachs International, DISH Network Corp. Equity Linked Nts., 11/12/15	91,250	5,448,362

Goldman Sachs International, EOG Resources, Inc. Equity Linked Nts., 11/12/15	64,800	5,011,319

Goldman Sachs International, United Continental Holdings, Inc. Equity Linked Nts., 11/12/15	58,150	3,331,716

Total Structured Securities (Cost $48,406,161)		45,297,093

47      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

			Exercise Expiration
Counterparty			Price	Date		Contracts		Value

Over-the-Counter Options Purchased—0.0%

CNH Currency Put[1]	GSG	CNH	6.388	7/13/16	CNH		163,500,000	$981,818

CNH Currency Put[1]	GSG	CNH	6.388	7/13/16	CNH		32,500,000	195,227

Total Over-the-Counter Options Purchased (Cost $477,614)								1,177,045

		Pay/Receive				Notional
		Floating	Floating	Fixed Expiration		Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.2%

Interest Rate Swap maturing 1/25/26 Put[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16	JPY	5,406,000	302

Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,437,000	1,236,776

Interest Rate Swap maturing 3/21/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.580	3/19/18	USD	14,400	803,665

Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	2,160,747

Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	399,936

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,417,549)								4,601,426
						Shares

Investment Companies—25.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[12,13]							248,654,557	248,654,557

Oppenheimer Master Loan Fund, LLC[12]							23,522,129	346,090,640

Oppenheimer Ultra-Short Duration Fund, Cl. Y12							12,167,055	60,835,275

48      OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Investment Companies (Continued)

SPDR Gold Trust Exchange Traded Fund[1,2]	166,000	$18,064,120

Total Investment Companies (Cost $683,510,980)		673,644,592

Total Investments, at Value (Cost $2,908,110,554)	109.7%	2,902,492,433

Net Other Assets (Liabilities)	(9.7)	(256,654,346)

Net Assets	100.0%	$2,645,838,087

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $301,146,225 or 11.38% of the Fund’s net assets at period end.

4. Restricted security. The aggregate value of restricted securities at period end was $84,963,177, which represents 3.21% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.454%, 5/10/32	5/14/13-1/9/15	$11,516,278	$11,713,466	$197,188
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.468%, 6/15/32	7/28/10-4/15/15	30,007,995	29,589,147	(418,848)
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.478%, 6/15/32	4/8/11	7,820,506	7,667,999	(152,507)
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.631%, 3/26/36	3/6/15-5/13/15	3,707,435	3,707,236	(199)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. A1, 1.198%, 9/15/41	5/15/13	1,217,663	1,112,478	(105,185)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.198%, 9/15/41	11/10/09-6/15/15	4,621,558	2,540,954	(2,080,604)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.498%, 9/15/41	4/19/13-5/29/13	16,298,521	15,402,064	(896,457)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-8/28/15	2,233,539	2,257,294	23,755
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21	3/12/15	1,549,788	1,556,076	6,288
Raspro Trust, Series 2005-1A, Cl. G, 0.681%, 3/23/24	6/11/13-7/7/15	7,191,046	7,094,538	(96,508)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13-12/8/14	2,319,810	2,321,925	2,115

		$88,484,139	$84,963,177	$(3,520,962)

49      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,849,293 or 0.37% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $151,485 or 0.01% of the Fund’s net assets at period end.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after the reporting period. See Note 4 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,781,039. See Note 5 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares August 31, 2015

Oppenheimer Institutional Money
Market Fund, Cl. E	142,722,250	1,110,853,564	1,004,921,257	248,654,557
Oppenheimer Master Loan Fund, LLC	18,401,410	5,120,719	—	23,522,129
Oppenheimer Ultra-Short Duration
Fund, Cl. Y	6,058,107	6,108,948	—	12,167,055

		Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$248,654,557	$291,147	$—
Oppenheimer Master Loan Fund, LLC		346,090,640	16,356,804 [b]	5,326,898 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		60,835,275	260,752	—

Total		$655,580,472	$16,908,703	$5,326,898

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

13. Rate shown is the 7-day yield at period end.

Forward Currency Exchange Contracts as of August 31, 2015

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	09/2015	USD	8,091	AUD	10,600	$557,803	$—
BOA	11/2015	USD	20,868	CAD	26,010	1,101,487	—

50      OPPENHEIMER CAPITAL INCOME FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	09/2015	USD	43,992	EUR	38,925	$295,147	$—
BOA	09/2015	USD	17,233	JPY	2,140,000	—	426,986
BOA	09/2015	USD	26,869	THB	945,000	541,176	—
DEU	09/2015	SEK	119,120	USD	13,694	385,213	—
DEU	09/2015	USD	19,163	SEK	158,340	447,809	—
JPM	09/2015	USD	13,523	AUD	18,500	376,485	—
JPM	09/2015	USD	38,845	CHF	36,000	1,568,564	—
TDB	09/2015	USD	9,317	EUR	8,450	—	169,284

Total Unrealized Appreciation and Depreciation						$5,273,684	$596,270

Futures Contracts as of August 31, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BTP	EUX	Sell	12/8/15	50	$7,490,912	$17,452
United States Treasury Long Bonds	CBT	Buy	12/21/15	16	2,474,000	(7,525)
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	497	63,150,063	176,775
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/15	186	40,635,188	(13,218)
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	49	5,852,438	(9,647)
United States Ultra Bonds	CBT	Buy	12/21/15	239	37,859,094	(534,460)

						$(370,623)

Centrally Cleared Credit Default Swaps at August 31, 2015

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.IG.23	Sell	1.000%	12/20/19	USD	25,000	$(186,650)	$248,840

CDX.IG.23	Sell	1.000	12/20/19	USD	25,000	(177,124)	248,840

CDX.NA.HY.22	Buy	5.000	6/20/19	USD	19,200	1,665,600	(1,341,043)

iTraxx.Main.21	Buy	1.000	6/20/19	EUR	19,000	496,756	(440,928)

iTraxx.Main.22	Buy	1.000	12/20/19	EUR	24,000	394,437	(450,264)

Total of Cleared Credit Default Swaps						$2,193,019	$(1,734,555)

Over-the-Counter Credit Default Swaps at August 31, 2015

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Federative Republic of Brazil	GSG	Buy	1.000%	3/20/20	USD	5,000	$(326,220)	$472,009

Federative Republic of Brazil	JPM	Buy	1.000	3/20/20	USD	10,000	(448,843)	944,019

Kingdom of Spain	BOA	Buy	1.000	6/20/20	USD	15,000	101,769	(31,224)

Portuguese Republic	GSG	Buy	1.000	6/20/20	USD	10,000	(202,723)	293,510

Total of Over-the-Counter Credit Default Swaps							$(876,017)	$1,678,314

51      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$50,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at August 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		CNY
		CNREPOFIX
BOA	Pay	=CFXS	2.900%	7/24/20	CNY	84,000	$(5,830)

		CNY
		CNREPOFIX
GSG	Pay	=CFXS	2.830	8/14/20	CNY	19,000	(8,060)

Total of Over-the-Counter Interest Rate Swaps							$(13,890)

Over-the-Counter Total Return Swaps at August 31, 2015

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

Blackstone Group LP	GSG	Receive	Twelve-Month USD BBA LIBOR plus 74 basis points	7/22/16	USD	20,693	$(3,670,822)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi

52      OPPENHEIMER CAPITAL INCOME FUND

Currency abbreviations (Continued)

CNY	Chinese Renminbi
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.IG.23	Markit CDX Investment Grade Index
CDX.NA.HY.22	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
iTraxx.Main.21	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.22	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

53      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES August 31, 2015

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $2,244,480,706)	$2,246,911,961
Affiliated companies (cost $663,629,848)	655,580,472

2,902,492,433

Cash	4,707,786

Cash used for collateral on futures	1,400,000

Cash used for collateral on centrally cleared swaps	3,248,565

Unrealized appreciation on forward currency exchange contracts	5,273,684

Swaps, at value (premiums paid $977,786)	1,709,538

Centrally cleared swaps, at value (premiums paid $363,774 )	497,680

Receivables and other assets:
Investments sold (including $209,850,064 sold on a when-issued or delayed delivery basis)	222,355,526
Interest, dividends and principal paydowns	11,789,455
Shares of beneficial interest sold	3,244,351
Variation margin receivable	84,646
Other	243,522

Total assets	3,157,047,186

Liabilities
Unrealized depreciation on forward currency exchange contracts	596,270

Swaps, at value (premiums received $101,769)	3,715,936

Centrally cleared swaps, at value (premiums received $2,556,793)	2,232,235

Payables and other liabilities:
Investments purchased (including $487,515,995 purchased on a when-issued or delayed delivery basis)	499,821,745
Shares of beneficial interest redeemed	3,920,030
Distribution and service plan fees	471,262
Trustees’ compensation	173,028
Variation margin payable	162,083
Shareholder communications	19,613
Other	96,897

Total liabilities	511,209,099

Net Assets	$2,645,838,087

Composition of Net Assets
Par value of shares of beneficial interest	$276,425

Additional paid-in capital	2,951,191,992

Accumulated net investment income	20,620,043

Accumulated net realized loss on investments and foreign currency transactions	(322,366,162)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,884,211)

Net Assets	$2,645,838,087

54      OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,735,068,550 and
180,318,626 shares of beneficial interest outstanding)	$9.62
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.21

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,916,614 and 2,117,264 shares of beneficial interest outstanding)	$9.41

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $403,758,203 and 43,314,486 shares of beneficial interest outstanding)	$9.32

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$12,624,654 and 1,312,368 shares of beneficial interest outstanding)	$9.62

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,151,116 and 2,858,806 shares of beneficial interest outstanding)	$9.50

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $447,318,950 and 46,503,214 shares of beneficial interest outstanding)	$9.62

See accompanying Notes to Consolidated Financial Statements.

55      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended August 31, 2015

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$16,275,186
Dividends	81,618
Net expenses	(1,035,031)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	15,321,773

Investment Income
Interest (net of foreign withholding taxes of $4,287)	45,543,568

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $578,434)	22,756,708
Affiliated companies	551,899

Fee income on when-issued securities	6,305,099

Total investment income	75,157,274

Expenses
Management fees	13,867,270

Distribution and service plan fees:
Class A	4,131,561
Class B	243,106
Class C	3,678,528
Class R	125,159

Transfer and shareholder servicing agent fees:
Class A	3,872,200
Class B	53,678
Class C	809,618
Class I	3,776
Class R	56,938
Class Y	879,673

Shareholder communications:
Class A	55,209
Class B	3,447
Class C	11,340
Class I	9
Class R	876
Class Y	8,218

Trustees’ compensation	100,468

Custodian fees and expenses	22,809

Borrowing fees	4,615

Other	409,147

Total expenses	28,337,645
Less reduction to custodian expenses	(110)
Less waivers and reimbursements of expenses	(1,504,907)

Net expenses	26,832,628

Net Investment Income	63,646,419

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

56      OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$124,982,551
Closing and expiration of futures contracts	(1,679,714)
Foreign currency transactions	8,369,495
Swap contracts	3,977,405

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(5,326,898)

Net realized gain	130,322,839

Net change in unrealized appreciation/depreciation on:
Investments	(217,861,509)
Translation of assets and liabilities denominated in foreign currencies	3,378,585
Futures contracts	(1,128,510)
Swap contracts	(596,850)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(7,336,064)

Net change in unrealized appreciation/depreciation	(223,544,348)

Net Decrease in Net Assets Resulting from Operations	$(29,575,090)

See accompanying Notes to Consolidated Financial Statements.

57      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Operations
Net investment income	$63,646,419	$72,001,578

Net realized gain	130,322,839	61,127,118

Net change in unrealized appreciation/depreciation	(223,544,348)	87,655,084

Net increase (decrease) in net assets resulting from operations	(29,575,090)	220,783,780

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(54,455,014)	(51,014,563)
Class B	(599,556)	(742,478)
Class C	(9,026,248)	(5,616,817)
Class I	(439,586)	(136,486)
Class R2	(731,018)	(644,299)
Class Y	(13,047,744)	(4,983,131)

	(78,299,166)	(63,137,774)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	78,140,563	93,742,312
Class B	(8,123,596)	(7,075,925)
Class C	123,574,805	96,329,387
Class I	2,249,484	10,640,476
Class R2	4,445,142	2,040,556
Class Y	183,331,782	162,382,444

	383,618,180	358,059,250

Net Assets
Total increase	275,743,924	515,705,256

Beginning of period	2,370,094,163	1,854,388,907

End of period (including accumulated net investment income of $20,620,043 and $29,327,913, respectively)	$2,645,838,087	$2,370,094,163

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

58      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.29	$9.17	$8.70	$8.18

Income (loss) from investment operations:
Net investment income[2]	0.25	0.34	0.29	0.28	0.31
Net realized and unrealized gain (loss)	(0.35)	0.71	0.19	0.54	0.58

Total from investment operations	(0.10)	1.05	0.48	0.82	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.31)	(0.36)	(0.35)	(0.37)

Net asset value, end of period	$9.62	$10.03	$9.29	$9.17	$8.70

Total Return, at Net Asset Value[3]	(1.07)%	11.44%	5.30%	9.69%	11.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,735,068	$1,730,245	$1,512,076	$1,422,232	$1,423,082

Average net assets (in thousands)	$1,764,700	$1,627,867	$1,468,782	$1,400,955	$1,486,145

Ratios to average net assets:[4,5]
Net investment income	2.54%	3.55%	3.07%	3.18%	3.55%
Expenses excluding interest and fees from borrowings	1.05%	1.04%	0.98%	1.00%	0.99%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.05%	1.04%	0.98%	1.00%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	0.98%	0.93%	0.96%	0.96%

Portfolio turnover rate[8]	79%	93%	84%	80%	92%

59      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.07%
Year Ended August 29, 2014	1.06%
Year Ended August 30, 2013	1.00%
Year Ended August 31, 2012	1.02%
Year Ended August 31, 2011	1.01%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

60      OPPENHEIMER CAPITAL INCOME FUND

Class B	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.81	$9.09	$8.98	$8.51	$8.01

Income (loss) from investment operations:
Net investment income[2]	0.17	0.26	0.19	0.19	0.22
Net realized and unrealized gain (loss)	(0.34)	0.68	0.19	0.54	0.57

Total from investment operations	(0.17)	0.94	0.38	0.73	0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.22)	(0.27)	(0.26)	(0.29)

Net asset value, end of period	$9.41	$9.81	$9.09	$8.98	$8.51

Total Return, at Net Asset Value[3]	(1.79)%	10.48%	4.24%	8.80%	9.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,917	$29,021	$33,683	$43,790	$50,221

Average net assets (in thousands)	$24,439	$30,985	$38,619	$45,562	$60,410

Ratios to average net assets:[4,5]
Net investment income	1.79%	2.70%	2.10%	2.20%	2.55%
Expenses excluding interest and fees from borrowings	1.82%	1.94%	2.07%	2.12%	2.12%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.82%	1.94%	2.07%	2.12%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.83%	1.94%	1.94%	1.97%

Portfolio turnover rate[8]	79%	93%	84%	80%	92%

61      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.84%
Year Ended August 29, 2014	1.96%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.14%
Year Ended August 31, 2011	2.14%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

62      OPPENHEIMER CAPITAL INCOME FUND

Class C	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.74	$9.03	$8.93	$8.47	$7.98

Income (loss) from investment operations:
Net investment income[2]	0.17	0.26	0.20	0.20	0.23
Net realized and unrealized gain (loss)	(0.35)	0.69	0.19	0.53	0.56

Total from investment operations	(0.18)	0.95	0.39	0.73	0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.24)	(0.29)	(0.27)	(0.30)

Net asset value, end of period	$9.32	$9.74	$9.03	$8.93	$8.47

Total Return, at Net Asset Value[3]	(1.89)%	10.66%	4.41%	8.91%	10.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$403,758	$296,136	$182,920	$112,220	$98,566

Average net assets (in thousands)	$369,218	$230,619	$140,184	$101,423	$102,156

Ratios to average net assets:[4,5]
Net investment income	1.75%	2.76%	2.24%	2.32%	2.67%
Expenses excluding interest and fees from borrowings	1.81%	1.82%	1.80%	1.86%	1.87%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.81%	1.82%	1.80%	1.86%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.76%	1.75%	1.82%	1.84%

Portfolio turnover rate[8]	79%	93%	84%	80%	92%

63      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.83%
Year Ended August 29, 2014	1.84%
Year Ended August 30, 2013	1.82%
Year Ended August 31, 2012	1.88%
Year Ended August 31, 2011	1.89%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

64      OPPENHEIMER CAPITAL INCOME FUND

	Year Ended Period Ended
Class I	August 31, 2015	August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.60

Income (loss) from investment operations:
Net investment income[3]	0.29	0.26
Net realized and unrealized gain (loss)	(0.35)	0.31

Total from investment operations	(0.06)	0.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.14)

Net asset value, end of period	$9.62	$10.03

Total Return, at Net Asset Value[4]	(0.65)%	6.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,625	$10,894

Average net assets (in thousands)	$12,629	$7,047

Ratios to average net assets:[5,6]
Net investment income	2.96%	3.87%
Expenses excluding interest and fees from borrowings	0.62%	0.64%
Interest and fees from borrowings	0.00%[7]	0.00%

Total expenses[8]	0.62%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.58%

Portfolio turnover rate[9]	79%	93%

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. For the period from December 27, 2013 (inception of offering) to August 29, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0.64%
Period Ended August 29, 2014	0.66%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Period Ended August 29, 2014	$2,958,051,509	$2,894,379,022

See accompanying Notes to Consolidated Financial Statements.

65      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.91	$9.18	$9.07	$8.60	$8.09

Income (loss) from investment operations:
Net investment income[2]	0.22	0.31	0.25	0.25	0.27
Net realized and unrealized gain (loss)	(0.35)	0.70	0.19	0.54	0.58

Total from investment operations	(0.13)	1.01	0.44	0.79	0.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.28)	(0.33)	(0.32)	(0.34)

Net asset value, end of period	$9.50	$9.91	$9.18	$9.07	$8.60

Total Return, at Net Asset Value[3]	(1.32)%	11.15%	4.89%	9.44%	10.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,151	$23,798	$20,075	$20,994	$20,319

Average net assets (in thousands)	$25,957	$22,251	$20,943	$20,340	$22,331

Ratios to average net assets:[4,5]
Net investment income	2.28%	3.27%	2.73%	2.84%	3.18%
Expenses excluding interest and fees from borrowings	1.30%	1.32%	1.33%	1.34%	1.35%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.30%	1.32%	1.33%	1.34%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.26%	1.28%	1.30%	1.32%

Portfolio turnover rate[8]	79%	93%	84%	80%	92%

66      OPPENHEIMER CAPITAL INCOME FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.32%
Year Ended August 29, 2014	1.34%
Year Ended August 30, 2013	1.35%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.37%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

67      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Period Ended August 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.29	$9.18	$8.70	$8.63

Income (loss) from investment operations:
Net investment income[3]	0.27	0.37	0.30	0.30	0.21
Net realized and unrealized gain (loss)	(0.35)	0.70	0.19	0.55	0.00[4]

Total from investment operations	(0.08)	1.07	0.49	0.85	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.33)	(0.38)	(0.37)	(0.14)

Net asset value, end of period	$9.62	$10.03	$9.29	$9.18	$8.70

Total Return, at Net Asset Value[5]	(0.82)%	11.74%	5.49%	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$447,319	$280,000	$105,635	$23,119	$4,890

Average net assets (in thousands)	$401,249	$162,609	$63,500	$7,746	$3,287

Ratios to average net assets:[6,7]
Net investment income	2.74%	3.77%	3.27%	3.46%	4.04%
Expenses excluding interest and fees from borrowings	0.82%[5]	0.81%	0.72%	0.69%	0.59%
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%	0.00%

Total expenses[9]	0.82%	0.81%	0.72%	0.69%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.75%	0.67%	0.65%	0.56%

Portfolio turnover rate[10]	79%	93%	84%	80%	92%

68      OPPENHEIMER CAPITAL INCOME FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0.84%
Year Ended August 29, 2014	0.83%
Year Ended August 30, 2013	0.74%
Year Ended August 31, 2012	0.71%
Period Ended August 31, 2011	0.61%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

69      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS August 31, 2015

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

70      OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 9,632 shares with net assets of $22,076,892.

Other financial information at period end:

Total market value of investments	$18,064,120
Net assets	$22,076,892
Net income (loss)	$(193,098)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$(1,963,741)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

71      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

72      OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$8,664,267	$—	$310,008,607	$2,414,035

1. At period end, the Fund had $310,008,607 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$310,002,071

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

2. The Fund had $6,536 of straddle losses which were deferred.

3. During the reporting period, the Fund utilized $130,254,038 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $56,034,672 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$15,165	$5,944,877	$5,960,042

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2015	Year Ended August 31, 2014

Distributions paid from:
Ordinary income	$78,299,166	$ 63,137,774

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,903,885,055
Federal tax cost of other investments	17,988,687

Total federal tax cost	$2,921,873,742

Gross unrealized appreciation	$115,768,202
Gross unrealized depreciation	(118,182,237)

Net unrealized depreciation	$(2,414,035)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical

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2. Significant Accounting Policies (Continued)

expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. As of August 31, 2015, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

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3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$52,577,066	$—	$—	$52,577,066
Consumer Staples	42,152,126	—	—	42,152,126
Energy	36,261,401	—	—	36,261,401
Financials	148,913,970	—	—	148,913,970
Health Care	111,930,736	18,267,285	—	130,198,021
Industrials	129,927,705	—	—	129,927,705
Information Technology	86,840,125	—	—	86,840,125
Materials	47,872,385	—	—	47,872,385
Telecommunication Services	25,936,906	—	—	25,936,906
Utilities	42,480,164	—	—	42,480,164
Preferred Stocks	—	6,690,495	—	6,690,495
Asset-Backed Securities	—	295,422,191	15,402,064	310,824,255
Mortgage-Backed Obligations	—	458,630,634	3,707,236	462,337,870
U.S. Government Obligations	—	7,197,322	—	7,197,322
Non-Convertible Corporate Bonds and Notes	—	538,939,508	—	538,939,508
Convertible Corporate Bonds and Notes	—	21,220,710	—	21,220,710
Corporate Loans	—	87,402,248	—	87,402,248
Structured Securities	—	45,297,093	—	45,297,093
Over-the-Counter Options Purchased	—	1,177,045	—	1,177,045
Over-the-Counter Interest Rate Swaptions Purchased	—	4,601,426	—	4,601,426
Investment Companies	327,553,952	346,090,640	—	673,644,592

Total Investments, at Value	1,052,446,536	1,830,936,597	19,109,300	2,902,492,433
Other Financial Instruments:
Swaps, at value	—	1,709,538	—	1,709,538
Centrally cleared swaps, at value	—	497,680	—	497,680
Futures contracts	194,227	—	—	194,227
Forward currency exchange contracts	—	5,273,684	—	5,273,684

Total Assets	$1,052,640,763	$1,838,417,499	$19,109,300	$2,910,167,562

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,715,936)	$—	$(3,715,936)
Centrally cleared swaps, at value	—	(2,232,235)	—	(2,232,235)
Futures contracts	(564,850)	—	—	(564,850)
Forward currency exchange contracts	—	(596,270)	—	(596,270)

Total Liabilities	$(564,850)	$(6,544,441)	$—	$(7,109,291)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Asset-Backed Securities	$(18,529,916)	$18,529,916

Total Assets	$(18,529,916)	$18,529,916

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

(“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 27.0% of the Master Fund at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed

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4. Investments and Risks (Continued)

delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$ 487,515,995
Sold securities	209,850,064

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $1,146,199 of collateral to the Fund for forward roll transactions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $5,322,417 and $97,588,607, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $69,044,466 and $134,280,408 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,025,868 and $90,542 on purchased call options and purchased put options, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $66,439,382 and $28,846,154 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $2,283,138 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the reporting period, the Fund had ending monthly average notional amounts of $14,920,594 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $3,422,102 on purchased swaptions.

At period end, the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $10,605,157.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$2,495,613	$(464,040)	$(1,781,644)	$—	$249,929
Deutsche Bank Securities, Inc.	833,022	—	(395,205)	(390,000)	47,817
Goldman Sachs Group, Inc. (The)	6,543,990	(3,678,882)	(2,865,108)	—	—
JPMorgan Chase Bank NA	2,889,068	—	(2,837,203)	—	51,865

	$12,761,693	$(4,142,922)	$(7,879,160)	$(390,000)	$349,611

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(464,040)	$ 464,040	$ —	$ —	$—
Goldman Sachs Group, Inc. (The)	(3,678,882)	3,678,882	—	—	—
Toronto Dominion Bank	(169,284)	—	—	—	(169,284)

	$(4,312,206)	$ 4,142,922	$ —	$ —	$(169,284)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$1,709,538	Swaps, at value	$31,224
Equity contracts			Swaps, at value	3,670,822
Interest rate contracts			Swaps, at value	13,890
Credit contracts	Centrally cleared swaps, at value	497,680	Centrally cleared swaps, at value	2,232,235
Interest rate contracts	Variation margin receivable	84,646 *	Variation margin payable	162,083 *
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	5,273,684	Unrealized depreciation on foreign currency exchange contracts	596,270
Foreign exchange contracts	Investments, at value	1,177,045 **
Interest rate contracts	Investments, at value	4,601,426 **

Total		$13,344,019		$6,706,524

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$(478,671)	$—	$—	$(1,126,465)	$(1,605,136)
Equity contracts	(1,484,437)	(1,469,539)	—	5,103,870	2,149,894
Foreign exchange contracts	—	—	8,443,176	—	8,443,176
Interest rate contracts	(4,711,307)	(210,175)	—	—	(4,921,482)

Total	$(6,674,415)	$(1,679,714)	$8,443,176	$3,977,405	$4,066,452

* Includes purchased option contracts and purchased swaption contracts, if any.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$395,427	$—	$—	$4,004,394	$4,399,821
Equity contracts	(363,393)	—	—	(4,587,354)	(4,950,747)
Foreign exchange contracts	699,431	—	4,342,029	—	5,041,460
Interest rate contracts	1,964,073	(1,128,510)	—	(13,890)	821,673

Total	$2,695,538	$(1,128,510)	$4,342,029	$(596,850)	$5,312,207

* Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2015		Year Ended August 29, 2014[1]
	Shares	Amount	Shares	Amount

Class A
Sold	31,472,865	$310,375,031	30,612,663	$297,503,045
Dividends and/or distributions reinvested	5,171,244	51,027,443	4,998,073	48,245,642
Redeemed	(28,749,788)	(283,261,911)	(25,973,757)	(252,006,375)

Net increase	7,894,321	$78,140,563	9,636,979	$93,742,312

Class B
Sold	296,404	$2,858,738	493,290	$4,690,506
Dividends and/or distributions reinvested	60,712	586,457	77,285	729,934
Redeemed	(1,197,218)	(11,568,791)	(1,320,532)	(12,496,365)

Net decrease	(840,102)	$(8,123,596)	(749,957)	$(7,075,925)

Class C
Sold	19,464,441	$186,241,305	13,863,707	$131,347,607
Dividends and/or distributions reinvested	820,464	7,854,633	529,432	4,973,417
Redeemed	(7,382,282)	(70,521,133)	(4,240,827)	(39,991,637)

Net increase	12,902,623	$123,574,805	10,152,312	$96,329,387

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2015		Year Ended August 29, 2014[1]
	Shares	Amount	Shares	Amount

Class I
Sold	493,185	$ 4,864,606	1,203,751	$ 11,790,222
Dividends and/or distributions reinvested	44,572	439,222	13,863	136,337
Redeemed	(311,232)	(3,054,344)	(131,771)	(1,286,083)

Net increase	226,525	$ 2,249,484	1,085,843	$ 10,640,476

Class R2
Sold	1,038,880	$ 10,112,866	672,917	$ 6,462,401
Dividends and/or distributions reinvested	70,583	687,490	64,032	610,875
Redeemed	(652,293)	(6,355,214)	(523,132)	(5,032,720)

Net increase	457,170	$ 4,445,142	213,817	$ 2,040,556

Class Y
Sold	32,329,847	$ 318,600,107	22,294,789	$ 218,353,652
Dividends and/or distributions reinvested	946,476	9,327,031	363,289	3,511,939
Redeemed	(14,681,080)	(144,595,356)	(6,122,066)	(59,483,147)

Net increase	18,595,243	$ 183,331,782	16,536,012	$ 162,382,444

1. For the year ended August 29, 2014, for Class A, Class B, Class C, Class R and Class Y shares, and for the period from December 27, 2013 (inception of offering) to August 29, 2014, for Class I shares.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Consolidated Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, at period end were as follows:

	Purchases	Sales

Investment securities	$1,972,284,739	$1,657,503,647
U.S. government and government agency obligations	112,794,462	165,289,269
To Be Announced (TBA) mortgage-related securities	4,664,260,054	4,590,883,479

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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8. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2015	$743,009	$14,018	$21,977	$73,185	$2,422

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $165,178.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,339,729 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Capital Income Fund and subsidiary, including the consolidated statement of investments, as of August 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund and subsidiary as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 26, 2015

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 20.89% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,402,709 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $39,634,132 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

101      OPPENHEIMER CAPITAL INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré and Krishna Memani, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail conservative allocation funds. The Board considered that the Fund outperformed its performance category median for the one-year, three-year and five-year periods, although it underperformed its performance category median for the ten-year period. The Board also considered that the Fund’s performance for the one-year period was in the second quintile of its performance category. The Board also noted that the Fund had changed portfolio managers effective April 15, 2009 and that the Fund’s one-, three- and five-year rankings are evidence of the strong performance the portfolio managers have delivered for the Fund.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load conservative allocation funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group median and category median and its total expenses were equal to its peer group median and lower than its category median. Within the average net asset range of $2 billion to $5 billion, the Fund’s effective management fee rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies

102      OPPENHEIMER CAPITAL INCOME FUND

of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Capital Income Fund	3/20/15	90.7%	9.3%	0.0%
Oppenheimer Capital Income Fund	6/19/15	96.4%	3.6%	0.0%

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  TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002- December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004- December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund);

106      OPPENHEIMER CAPITAL INCOME FUND

Beverly L. Hamilton, Continued	Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004); Chairman of the Board (1991-1994) and Trustee (1985- 1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become

107      OPPENHEIMER CAPITAL INCOME FUND

  TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet, Mss. Borré, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2009) Year of Birth: 1967	Vice President of the Sub-Adviser (since April 2003); Senior Portfolio Manager of the Sub-Adviser (since April 2009); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borre held various positions, including Managing Director and Partner, at J&W Seligman (July 1996-January 2003). Adjunct Professor of Finance and Economics at Columbia Business School; Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009- December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006- January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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  TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust

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Brian W. Wixted, Continued	Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CAPITAL INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0300.001.1015    October 22, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $53,600 in fiscal 2015 and $45,000 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $815,922 in fiscal 2015 and $476,156 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $595,129 in fiscal 2015 and $336,709 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed 1,411,051 in fiscal 2015 and $812,865 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/12/2015